                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                    SM&R CAPITAL FUNDS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11.
     (1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
     (5) Total fee paid:
         -----------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
         -----------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
         -----------------------------------------------------------------------
     (3) Filing Party:
         -----------------------------------------------------------------------
     (4) Date Filed:
         -----------------------------------------------------------------------

--------------------------------------------------------------------------------

                            SM&R CAPITAL FUNDS, INC
----------------------------------------------------------------------

ONE MOODY PLAZA               (409) 763-2767              GALVESTON, TEXAS 77550

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                  MAY 28, 1998

To the Stockholders of SM&R Capital Funds, Inc.:

NOTICE IS HEREBY GIVEN THAT a Special Meeting (the "Special Meeting") of the Stockholders of SM&R Capital Funds, Inc. (the "Fund") will be held at the principal executive offices of the Fund and of Securities Management and Research, Inc., One Moody Plaza, 17th Floor, Galveston, Texas 77550, on May 28, 1998, at 9:00 a.m. Central Time, for the following purposes:

    1. To ratify or reject the appointment of Tait, Weller & Baker as independent auditors of the Fund for its fiscal year ending December 31, 1998.

    2. To approve or reject certain amendments to the Fund's Articles of Incorporation.


    3. To approve or disapprove amending, restating or eliminating the Fund's fundamental investment restrictions.


    4. To act on such other matters as may properly come before the meeting or any adjournment or adjournments thereof.

Only the stockholders of record at the close of business on April 15, 1998, are entitled to notice of, and to vote at, the Special Meeting. After the Special Meeting, the Fund does not presently anticipate holding regular annual meetings except to the extent required by law. A list of the Fund's stockholders is held in the office of the Fund, One Moody Plaza, Galveston, Texas 77550.

                                          By Order of the Board of Directors


                                          Teresa E. Axelson,
                                          SECRETARY



May 12, 1998


--------------------------------------------------------------------------------

                                   IMPORTANT

YOUR COOPERATION IS SOLICITED!

WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE FILL IN, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY VOTING BALLOT IN THE ENVELOPE PROVIDED SO THAT A QUORUM WILL BE PRESENT AND THE MAXIMUM NUMBER OF SHARES MAY BE VOTED. IT IS MOST IMPORTANT AND IN YOUR INTEREST FOR YOU TO SIGN AND DATE YOUR PROXY VOTING BALLOT AND RETURN IT. THE PROXY VOTING BALLOT IS REVOCABLE AT ANY TIME PRIOR TO ITS USE.

A MAJORITY OF THE OUTSTANDING SHARES OF THE FUND MUST BE PRESENT IN PERSON OR BY PROXY AT THE SPECIAL MEETING. ADDITIONALLY, A MAJORITY OF THE OUTSTANDING SHARES OF EACH SERIES MUST BE PRESENT IN PERSON OR BY PROXY AT THE SPECIAL MEETING FOR APPROVAL OF THE PROPOSED CHANGE TO THE INVESTMENT RESTRICTIONS OF THE FUND FOR EACH SERIES.

--------------------------------------------------------------------------------

                              PROXY STATEMENT FOR
                            SM&R CAPITAL FUNDS, INC.
----------------------------------------------------------------------

ONE MOODY PLAZA               (409) 763-2767              GALVESTON, TEXAS 77550

--------------------------------------------------------------------------------

                              GENERAL INFORMATION


This Proxy Statement is being mailed to the stockholders of each series of SM&R Capital Funds, Inc. (the "Fund") on or about May 12, 1998, and is furnished in connection with solicitation of proxies by the Board of Directors of the Fund for use at the Fund's Special Meeting of Stockholders (the "Special Meeting") to be held on May 28, 1998, and at any adjournment of such meeting.


A proxy may be revoked at any time prior to the voting thereof by written notice to the Secretary of the Fund at the address shown above, by personal attendance at the Special Meeting, or by submitting a proxy bearing a later date. The cost of printing and mailing this Proxy Statement, the attached Notice and Proxy will be paid by Securities Management and Research, Inc. ("SM&R"), the Fund's underwriter and investment adviser.

The Fund is a Maryland corporation consisting of three separate series: the American National Government Income Fund Series (the "Government Income Fund"), the American National Primary Fund Series (the "Primary Fund") and the American National Tax Free Fund Series (the "Tax Free Fund").

April 15, 1998 (the "Record Date") has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Special Meeting. The Fund had 38,426,174 shares of common stock (the "Common Stock") outstanding on the record date, consisting of 2,276,045 shares of the Government Income Fund, 35,139,620 shares of the Primary Fund and 1,010,509 shares of the Tax Free Fund. Each share of Common Stock outstanding is entitled to one vote, but votes may not be cumulated. A majority of the outstanding common shares of the Fund must be present in person or by proxy to constitute a quorum for the approval of any matter which properly comes before the Special Meeting. Abstentions and proxies signed and returned by brokers without voting on a proposal ("Broker Non-Votes") will not be counted for or against the proposal, but will be counted as votes present for purposes of determining whether a quorum is present.


If, as the time of the Special Meeting nears, sufficient votes for a quorum have not been received, the officers of the Fund may make phone calls to certain of the stockholders in order to gather enough votes for a quorum.



As of the Record Date, SM&R and its parent, American National Insurance Company ("American National"), together owned more than 25% of the outstanding voting securities of the Fund and of each Series, and more than 50% of the outstanding voting securities of the Fund, the Primary Fund Series and the Tax Free Fund Series. As a holder of more than 25% of the outstanding voting securities of the Fund and each Series, SM&R and American National are deemed to control the Fund and the Series, as "control" is defined the Investment Company Act of 1940 (the "1940 Act"). Moreover, for purposes of voting on matters submitted to shareholders, SM&R and American National, as holders of more than 50% of the outstanding voting securities of the Fund or a Series, generally would be able to cast the deciding vote. Each of SM&R and American National reserves the right to vote the shares it owns in the Fund and the Series in its sole discretion, and may or may not vote all of such shares in the same proportion as votes made by other stockholders of the Fund.

The following table indicates which shareholders are entitled to vote on each proposal:

                         SUMMARY OF VOTING ON PROPOSALS


                                         PROPOSAL                                       SHAREHOLDERS SOLICITED
           --------------------------------------------------------------------  ------------------------------------
1.         To ratify or reject the appointment of Tait, Weller & Baker as        Shares of all of the Series voting
           independent auditors of the Fund for its fiscal year ending December  together as one group.
           31, 1998.

2.         To approve or reject certain amendments to the Fund's Articles of     Shares of all of the Series voting
           Incorporation                                                         together as one group.

3(a)       The approval or disapproval of the amendment of the Series'           Shares of each Series voting as
           investment restriction on issuer diversification.                     separate groups.

3(b)       The approval or disapproval of the restatement of the Series'         Shares of each Series voting as
           investment restriction on industry concentration.                     separate groups.

3(c)       The approval or disapproval of the amendment of the Series'           Shares of each Series voting as
           investment restriction on borrowing, margin purchasing, and pledging  separate groups.
           or mortgaging assets.

3(d)       The approval or disapproval of the restatement of the Series'         Shares of each Series voting as
           investment restriction on lending securities.                         separate groups.

3(e)       The approval or disapproval of the restatement of the Series'         Shares of each Series voting as
           investment restriction on underwriting.                               separate groups.

3(f)       The approval or disapproval of the restatement of the Series'         Shares of each Series voting as
           investment restrictions on investment in real estate.                 separate groups.

3(g)       The approval or disapproval of the amendment of the Series'           Shares of each Series voting as
           investment restriction on commodities.                                separate groups.

3(h)       The approval or disapproval of the amendment of the Series'           Shares of each Series voting as
           investment restriction on senior securities.                          separate groups.

3(i)       The approval or disapproval of the elimination of the Series'         Shares of each Series voting as
           investment restriction on short sales of securities.                  separate groups.

3(j)       The approval or disapproval of the elimination of the Series'         Shares of each Series voting as
           investment restriction on investments to exercise control or          separate groups.
           management.

3(k)       The approval or disapproval of the elimination of the Series'         Shares of each Series voting as
           investment restriction on investing in other investment companies.    separate groups.

3(l)       The approval or disapproval of the elimination of the Series'         Shares of each Series voting as
           investment restriction on investment in restricted securities.        separate groups.

3(m)       The approval or disapproval of the elimination of the Series'         Shares of each Series voting as
           investment restriction on investments in securities of companies      separate groups.
           with less than three years' continuous operations.

3(n)       The approval or disapproval of the elimination of the Series'         Shares of each Series voting as
           investment restriction on investments in foreign securities.          separate groups.

                                         PROPOSAL                                       SHAREHOLDERS SOLICITED
           --------------------------------------------------------------------  ------------------------------------
3(o)       The approval or disapproval of the elimination of the Series'         Shares of each Series voting as
           investment restriction on investments in an issuer of which Fund      separate groups.
           officers and directors or portfolio managers own more than a certain percentage.

3(p)       The approval or disapproval of the elimination of the Series'         Shares of each Series voting as
           investment restriction on purchasing warrants.                        separate groups.


    STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND OFFICERS AND DIRECTORS

According to the Fund's records, the following stockholders owned five percent (5%) or more of the outstanding Common Stock as of the Record Date:

                                                     NAME AND ADDRESS            AMOUNT AND NATURE OF   PERCENT OF
 TITLE OF CLASS           SERIES                    OF BENEFICIAL OWNER          BENEFICIAL OWNERSHIP     CLASS
------------------------------------------  -----------------------------------  --------------------   ----------
Common Stock     Government Income          American National Insurance          648,445 (direct)             28%
                   Fund                       Company(1)

Common Stock     Primary Fund               American National Insurance          10,197,182 (direct)          29%
                                              Company(1)                         14,046,956                   40%
                                                                                 (indirect)

Common Stock     Tax Free Fund              American National Insurance          615,269 (direct)             61%
                                              Company(1)

Common Stock     Government Income          SM&R(1)                              469,916 (direct)             21%
                   Fund

Common Stock     Primary Fund               SM&R(1)                              779,097 (direct)              2%

Common Stock     Tax Free Fund              SM&R(1)                              123,054 (direct)             12%

Common Stock     Government Income          The Moody Endowment                  306,298 (direct)             14%
                   Fund                     1528 Postoffice
                                            Galveston, Texas 77550

------------------------
(1) The address of American National Insurance Company ("American National") and SM&R is One Moody Plaza, Galveston, Texas 77550.

The Fund is not aware of any other person (including any "group" as such term is used in Section 13(d)(3) of the Securities Exchange Act of 1934) who held, of record or beneficially, more than 5% of Fund Common Stock outstanding on the Record Date.

SM&R, the investment adviser, manager and underwriter of the Fund, is a wholly-owned subsidiary of American National. The Moody Foundation (the "Foundation"), a charitable foundation established for charitable and educational purposes, owns approximately 23.7% of American National's common stock and the Libbie S. Moody Trust, a private trust, owns approximately 37.6% of such shares. The trustees of the Foundation are Robert L. Moody ("RLM"), Chairman of the Board, President and Chief Executive Officer of American National, Frances Moody Newman, RLM's mother, and Ross R. Moody, RLM's son.

The Moody National Bank of Galveston (the "Bank") is the trustee of the Libbie
S. Moody Trust. RLM is Chairman of the Board, President and Chief Executive Officer of the Bank and President and Director of Moody Bancshares, Inc. ("Bancshares"), the sole shareholder of Moody Bank Holding Company, Inc. ("MBHC"), and President and Director of MBHC, the Bank's controlling stockholder. The Three R Trusts, trusts established by RLM for the benefit of his children, own 100% of Bancshares Class B Common Stock (which elects a majority of Bancshares' directors) and 47.5% of its Class A Common Stock. The trustee of the Three R Trusts is Irwin M. Herz, Jr., who is also a director of American National and a partner in Greer, Herz & Adams, L.L.P., 18th Floor, One Moody Plaza, Galveston, Texas, General Counsel to American National, SM&R, the Bank, Bancshares, MBHC, and the Fund.

                        SECURITY OWNERSHIP OF MANAGEMENT

As of the Record Date, each of the Fund's directors, and the Fund's directors and officers as a group, had the following ownership in the Fund:

                                                        NAME AND ADDRESS        AMOUNT AND NATURE OF    PERCENT OF
 TITLE OF CLASS               SERIES                  OF BENEFICIAL OWNER       BENEFICIAL OWNERSHIP       CLASS
-----------------  -----------------------------  ----------------------------  --------------------  ---------------
Common Stock       Government Income Fund         Michael W. McCroskey               2,849 (direct)              *
Common Stock       Primary Fund                   Michael W. McCroskey              37,110 (direct)              *
Common Stock       Tax Free Fund                  Michael W. McCroskey               3,678 (direct)              *

Common Stock       Primary Fund                   Edwin K. Nolan                     1,704 (direct)              *

Common Stock       Government Income Fund         Directors and Executive            2,913 (direct)              *
                                                    Officers as a group
Common Stock       Primary Fund                   Directors and Executive           55,678 (direct)              *
                                                    Officers as a group
Common Stock       Tax Free Fund                  Directors and Executive            3,678 (direct)              *
                                                    Officers as a group

------------------------

* Less than 1% owned. The information above was furnished by the Fund's directors and officers.


                              PROPOSAL 1. AUDITORS
                            (ITEM 1 ON PROXY BALLOT)



The Audit Committee and Board of Directors appointed Tait, Weller & Baker ("TWB") as the Fund's independent auditors for the fiscal year ended August 31, 1998. KPMG Peat Marwick ("KPMG") served as the Fund's auditor for the last fiscal year. However, due to a concern over a potential conflict of interest, the Audit Committee and Board of Directors decided not to appoint KPMG for the current fiscal year.


There is no disagreement between the Fund and KPMG. At no time did KPMG's report on the Fund's financial statements contain an adverse opinion or a disclaimer of opinion or any qualification or modification as to uncertainty, audit scope, or accounting principles. At no time were there any disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused it to make a reference to the subject matter of the disagreements in connection with its reports.


The Fund does not expect representatives of KPMG or TWB to attend this Special Meeting.


REQUIRED VOTE

Ratification of the selection of TWB as independent auditors requires, as to the entire Fund, the affirmative vote of a majority of the shares present (in person or by proxy) at the Meeting, provided that at least a majority of the outstanding shares entitled to be cast are present at the Meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" RATIFICATION OF TWB AS THE FUND'S INDEPENDENT AUDITORS.


               PROPOSAL 2. PROPOSED AMENDMENT AND RESTATEMENT OF
                           ARTICLES OF INCORPORATION
                            (ITEM 2 ON PROXY BALLOT)



Recently, mutual funds with "multi-classes" have become increasingly popular. Issuing different "classes" of shares with different expenses (such as sales charges) would allow the Fund substantially more flexibility in the marketing of its shares. Such flexibility would open up additional distribution channels and opportunities which could result in substantial growth for the Fund.

In a multi-class fund, each "series" (or portfolio) of shares is divided into "classes." The underlying investments of each class in a series are the same, but different sales and other charges are imposed on the different classes to facilitate distribution through different channels or to investors with different preferences as to charges.

The multi-class structure would also permit adoption of 12b-1 plans for one or more of the new classes. A 12b-1 plan allows the Fund to assess asset-based fees in order to cover distribution expenses. Of course, if such a plan is adopted and it applies to existing shareholders, such shareholders would need to approve the plan.

The Fund's Board of Directors proposes changes in the Fund's Articles of Incorporation to allow for different classes of shares in each Series with different sales loads and other fees and expenses and/or different services. It is currently anticipated that such classes of shares would be created and sold as soon as reasonably practicable, probably in the last quarter of 1998. In conjunction with this plan, sales of new accounts in the current class would probably end, but existing shareholders would still be allowed to make additional investments in their accounts, and their fees and expenses would not be increased as a result of this plan. On the other hand, the plan is intended to increase the Fund's assets through sales of the other classes and the increased asset base could have a positive effect on performance and could also reduce the Fund's expense ratio. A vote in favor of the revisions to the Articles of Incorporation is therefore a vote in favor of the plan to create new classes of shares.

In addition, the Fund's Board of Directors has approved certain other "clean-up" amendments to the Fund's Articles of Incorporation. Most of these "clean-up" amendments are intended to conform the Fund's articles of incorporation with those of other funds advised by SM&R. The amendments can be summarized as follows:


Article III, Section   The changes are simply to add a comma after the words in parentheses
  (1):                 and insert the words "in any way" before the phrase "incidental thereto".

Article III, Section   The changes are simply to make the words "amount" and "kind" plural.
  (3):

Article V:             The modifications to this Article were necessary to provide for multiple classes and series of capital stock and the preferences, conversion and other rights, voting powers, restrictions, and limitations associated therewith. In addition, the modifications reduce the number of shareholders necessary to constitute a quorum at a shareholders' meeting to the holders of one-third ( 1/3) of the capital stock of the Fund outstanding.

Article VII, Section   The words "and qualify" are being deleted.
  (2):

Article VII, Section   This change inserts the word "and" which had been inadvertently
  (3):                 omitted.

Article VII, Section   The word "full" is being changed to "fullest" and the word "may" is
  (5):                 being deleted before the phrase "be in effect".

Article VII, Section   The word "agents" is being made singular.
  (7):

As amended, the Amended and Restated Articles of Incorporation for the Fund would read as shown in Appendix A (which has been marked to show changes from the Fund's current Articles of Incorporation).

Article VII, Section   This change substitutes the word "the" for "this" in 3 places.
  (8):

Article IX, preamble:  The words "now or hereafter in effect" were deleted as redundant because of changes to earlier sections.

REQUIRED VOTE


The amendment of the Articles of Incorporation requires, as to the entire Fund, the affirmative vote of a majority of all of the votes entitled to be cast at the Meeting.


THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS OF EACH SERIES VOTE "FOR" THE APPROVAL OF THE PROPOSED AMENDMENT AND RESTATEMENT OF THE FUND'S ARTICLES OF INCORPORATION.


        PROPOSALS 3(a) - 3(p): APPROVAL OR DISAPPROVAL OF THE AMENDMENT,
       RESTATEMENT OR ELIMINATION OF THE SERIES' INVESTMENT RESTRICTIONS
                            (ITEM 3 ON PROXY BALLOT)


For each proposed change or element of this Proposal the relevant current self-designated restriction is described below. The effect of a "FOR" vote on each element of Proposal 3 is detailed, i.e., whether the current self-designated restriction will be: (i) amended; (ii) restated; or (iii) eliminated entirely. If a proposed restriction will amend or restate the current self-designated restriction, then such proposed amendment or restatement is also described in detail.


The Board of Directors recommends to shareholders of each Series that they approve proposals to amend, restate or eliminate the Series' current investment restrictions. These investment restrictions are fundamental policies that may be changed by a Series only with the approval of a majority of the outstanding shares of that Series, as determined by the provisions of the 1940 Act. The entire slate of proposed fundamental restrictions as well as the current fundamental restrictions are provided in Appendix B for your reference when deciding whether to vote on the proposed changes as a group or individually. Each proposed fundamental restriction is also specifically discussed below where appropriate. Each Series may adopt additional or supplemental fundamental investment restrictions if required by federal regulators or if determined by the Board of Directors to be necessary or desirable. The proposed restrictions meet all of the requirements of the 1940 Act and no other fundamental investment restrictions beside those set forth in Appendix B are presently required by the 1940 Act.


One reason for amending, restating or eliminating the Series' investment restrictions is to adopt, insofar as possible, a uniform statement of investment restrictions for the mutual funds advised by SM&R, as well as for funds that may be created in the future. Such uniformity would facilitate the comparison of the investment restrictions of different funds, as well as the administration of the investment restrictions by the portfolio managers. The proposals would also result in a clearer and simpler statement of these investment restrictions.

Another reason for amending, restating or eliminating the Series' investment restrictions is to modernize the investment restrictions. Certain of the fundamental investment restrictions reflect regulatory, business or industry conditions, practices or requirements which at one time led the Board of Directors to impose them on the management of the Series' investments. The Directors believe that the passage of time, changes in regulatory standards, or the development of new practices have rendered certain of the Series' fundamental investment restrictions unnecessary or unwarranted. In certain cases, investment restrictions were adopted in response to state securities laws and regulations restricting certain types of investment company practices and investments. Because the states no longer have the power to enforce these investment restrictions in light of the National Securities Markets Improvement Act of 1996 ("NSMIA"), the elimination of these restrictions may expand the range of investment opportunities and techniques available in connection with the management of the Series' portfolios. In other cases, fundamental restrictions reflect federal, regulatory requirements that remain in effect, but that are not required to be fundamental restrictions.

The Directors propose to amend or eliminate those investment restrictions that are redundant or that are inconsistent with current regulatory standards or industry practice. In particular, the Directors propose to eliminate certain fundamental investment restrictions that are no longer legally required, and to amend certain fundamental investment restrictions that are more restrictive than currently is required by law. The Directors believe that eliminating or amending such restrictions would afford the Series greater flexibility in responding to investment opportunities that may arise from time to time.

The Directors also propose to eliminate other fundamental investment restrictions that are not required to be fundamental. It is anticipated that, if the shareholders of a Series vote to eliminate such a fundamental investment restriction, the Board of Directors would adopt a new non-fundamental policy in lieu of that restriction. Non-fundamental investment restrictions may be adopted or changed by the Board of Directors, without seeking approval from shareholders. The Directors believe that reducing the number of restrictions that can be changed only by shareholder vote will result in an enhanced ability to modify investment policies, as appropriate, to respond to changing markets and new investment opportunities, and will minimize costs and delay associated with soliciting shareholders when new opportunities or market changes arise. Finally, the Directors propose to restate certain of the Series' investment restrictions, as described below, in order to render clearer and simpler statements of the Series' fundamental policies.


The Directors do not anticipate at this time that the Fund will adopt investment policies that are materially different from the Fund's current policies or that materially increase the risk of investing in the Fund. However, the proposed amendment, restatement, or elimination of the Series' investment restrictions could give the directors the flexibility, without further shareholder action, to adopt policies that eventually would increase the level of risk associated with an investment in any Series. If the proposed changes are approved by shareholders of a Series at the Meeting, the Fund's registration statement, including its Prospectus and Statement of Additional Information, would be revised, as appropriate, to reflect such changes and, as necessary, to reflect modified investment policies. Any amendment, restatement or elimination of an investment restriction would be effective upon the effective date of the revised registration statement. In the event that an amendment, restatement, or elimination of a restriction or restrictions is not approved by a Series' shareholders, that Series will retain the current fundamental restriction or restrictions, as applicable.


VOTING PROCEDURES

Each element of Proposal 3, as discussed below and presented on the proxy voting ballot, may be voted on either (i) as a group or (ii) by each element (not both). If the entire slate of Proposal 3 is approved, each Series will have no fundamental investment policies or investment restrictions except those set forth in Exhibit B.

If shareholders of a Series approve some, but not all, of the proposed modifications, a Series will have a combination of certain current self-designated restrictions and certain proposed restrictions. In that event, each Series would have as its only fundamental restrictions the combination of
(i) approved proposed restrictions, and (ii) current self-designated restrictions which were retained by shareholder vote.


A vote on the entire group of proposed modifications will be counted as if it were a vote on each separate proposed modification. For example, a vote "FOR" the entire group of proposed modifications on the proxy voting ballot will be counted as a vote "FOR" each proposed modification. In the event that a proxy voting ballot is returned with a vote on the entire slate and a vote on a specific element of Proposal 3, the vote on the entire slate of proposed modifications will be considered determinative of, and counted as, the shareholder's intended vote. If any part of Proposal 3 is adopted, then the Fund's Prospectus and Statement of Additional Information will be revised to reflect the changes in the Fund's fundamental investment policies and restrictions when such changes become effective.



The Board of Directors believes that submitting each element of Proposal 3 to each Series' shareholders at this time is in the shareholders' and each Series' best interest because it takes advantage of the opportunity afforded the need to submit Proposal 2 above to the Fund's shareholders. This will potentially spare each Series the extra cost and time delay of having a subsequent shareholder meeting to consider changes to each Series' current self-designated restrictions.

PROPOSAL 3(a): THE APPROVAL OR DISAPPROVAL OF THE AMENDMENT OF THE SERIES' INVESTMENT RESTRICTION ON ISSUER DIVERSIFICATION.

Each Series' current investment restrictions prohibit it: (i) from investing more than 5% of the value of the net assets of the Series, at the time of purchase, in the securities of any one issuer (other than securities issued or guaranteed by the U.S. government or its instrumentalities), and (ii) from purchasing any security (other than U.S. government obligations) if, as a result, the Fund would hold more than 10% of the total value of any class of outstanding securities or 10% of the outstanding voting securities of an issuer.

To be diversified under the 1940 Act, a Series must not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer or acquire more than 10% of the outstanding voting securities of any one issuer. These restrictions apply only at the time of investment. A Series may invest up to 25% of its total assets without regard to these restrictions. In addition, these restrictions do not apply to holdings of or investments in cash, cash items, U.S. Government securities, or securities of other investment companies. The Board of Directors proposes amending the investment restrictions of each Series to be uniform and to require diversification only to the extent that is required under the 1940 Act. Additional diversification requirements are required for the Series to be treated as regulated investment companies for federal income tax purposes. These tax-based requirements are not required to be reflected in the proposed investment restrictions and will not be affected by the proposal.

The Board of Directors proposes that each Series adopt the following investment restriction in lieu of its current fundamental policy on issuer diversification:

THE SERIES, WITH RESPECT TO 75% OF THE SERIES' TOTAL ASSETS, MAY NOT PURCHASE SECURITIES OF AN ISSUER (OTHER THAN CASH OR CASH ITEMS, OR SECURITIES OF THE U.S. GOVERNMENT, ITS AGENCIES, OR INSTRUMENTALITIES OR OF OTHER INVESTMENT COMPANIES), IF (I) SUCH PURCHASE WOULD CAUSE MORE THAN 5% OF THE SERIES' TOTAL ASSETS TAKEN AT MARKET VALUE TO BE INVESTED IN THE SECURITIES OF SUCH ISSUER, OR
(II) SUCH PURCHASE WOULD AT THE TIME RESULT IN MORE THAN 10% OF THE OUTSTANDING VOTING SECURITIES OF SUCH ISSUER BEING HELD BY THE SERIES.


PROPOSAL 3(b): THE APPROVAL OR DISAPPROVAL OF THE RESTATEMENT OF THE SERIES' INVESTMENT RESTRICTIONS ON INDUSTRY CONCENTRATION.



The 1940 Act requires that an open-end investment company (a "mutual fund") adopt a policy, which cannot be changed without shareholder approval, stating whether 25% or more of the fund's assets can be invested or "concentrated" in the securities of issuers in any one industry. The limitation does not apply to investments in U.S. Government securities. Each of the Series has adopted a policy not to concentrate in the securities of issuers in any one industry. While not representing a change in investment policy, management recommends that it would be in the best interest of the Series to conform the wording of their investment policies on industry concentration.


The Board of Directors proposes that each Series adopt the following investment restriction in lieu of its current fundamental policy on industry concentration:

THE SERIES MAY NOT INVEST 25% OR MORE OF ITS TOTAL ASSETS IN THE SECURITIES OF ONE OR MORE ISSUERS CONDUCTING THEIR PRINCIPAL BUSINESS ACTIVITIES IN THE SAME INDUSTRY (EXCLUDING THE U.S. GOVERNMENT OR ANY OF ITS AGENCIES OR
INSTRUMENTALITIES).

PROPOSAL 3(c): THE APPROVAL OR DISAPPROVAL OF THE AMENDMENT OF THE SERIES' INVESTMENT RESTRICTION ON BORROWING, MARGIN PURCHASING, AND PLEDGING OR MORTGAGING ASSETS.

The 1940 Act requires that a mutual fund adopt a policy, which cannot be changed without shareholder approval, on borrowing. Each Series currently has a limitation upon borrowing except for temporary or emergency purposes in an amount not to exceed 10% of net assets. The 1940 Act prohibits an open-end investment company from issuing any senior security (including debt), except that an open-end investment company may borrow from banks in an amount not exceeding 33 1/3% of its total assets. The Board of Directors is recommending that the Series adopt a uniform borrowing policy (i) permitting borrowing up to the maximum allowed by the 1940 Act, and (ii) permitting the Series to enter into mortgage dollar rolls accounted for as a financing. For purposes of the Series' policy on borrowing, the Series do not consider certain investments and practices to be borrowings, including short sales, currency transactions, mortgage dollar rolls which are not accounted for as financing, forward contracts, swaps, interest rate caps, floors and collars, options, futures contracts, options on futures contracts, and forward commitment transactions.

Each Series also has a fundamental investment policy limiting the purchase of securities on margin. Margin purchases involve the purchase of securities with money borrowed from a broker. "Margin" is the cash or eligible securities that the borrower places with its broker as collateral for this loan. In general, each Series' current fundamental policy prohibits the Series from purchasing securities on margin, except to obtain such short-term credits as may be necessary for the clearance of transactions.

The Series' fundamental policy on pledging or mortgaging their respective assets was a requirement imposed by state securities laws that no longer applies to the Series. Consequently, it is proposed that such restriction be eliminated.

The Board of Directors proposes that each Series adopt the following investment restriction in lieu of its current fundamental policies on borrowing, margin purchases, and pledging assets:

THE SERIES MAY NOT BORROW MONEY, EXCEPT (A) THE SERIES MAY BORROW FROM BANKS (AS DEFINED IN THE ACT) OR THROUGH REVERSE REPURCHASE AGREEMENTS IN AMOUNTS UP TO
33 1/3% OF ITS TOTAL ASSETS (INCLUDING THE AMOUNT BORROWED), (B) THE SERIES MAY, TO THE EXTENT PERMITTED BY APPLICABLE LAW, BORROW UP TO AN ADDITIONAL 5% OF ITS TOTAL ASSETS FOR TEMPORARY PURPOSES, (C) THE SERIES MAY OBTAIN SUCH SHORT-TERM CREDITS AS MAY BE NECESSARY FOR THE CLEARANCE OF PURCHASES AND SALES OF PORTFOLIO SECURITIES, (D) THE SERIES MAY PURCHASE SECURITIES ON MARGIN TO THE EXTENT PERMITTED BY APPLICABLE LAW, AND (E) THE SERIES MAY ENGAGE IN TRANSACTIONS IN MORTGAGE DOLLAR ROLLS WHICH ARE ACCOUNTED FOR AS FINANCINGS.

PROPOSAL 3(d): THE APPROVAL OR DISAPPROVAL OF THE RESTATEMENT OF THE SERIES' INVESTMENT RESTRICTION ON LENDING SECURITIES.

The 1940 Act requires that a mutual fund adopt a policy, which cannot be changed without shareholder approval, on loans. The current policy prohibits loans other than by the purchase of publicly distributed bonds, debentures, notes, to-be-announced securities or other debt securities, but does allow securities of the Government Income Series to be loaned to broker-dealers or other institutional investors in an amount not to exceed ten percent of that Series' net assets. The proposed restatement of the Series' policy would prohibit the Series from making loans except through the purchase of debt obligations, repurchase agreements, and loans of securities as permitted by applicable law. The Board of Directors proposes that each Series adopt the following investment restriction in lieu of its current fundamental policy on lending securities:

THE SERIES MAY NOT MAKE LOANS, EXCEPT THROUGH (A) THE PURCHASE OF DEBT OBLIGATIONS IN ACCORDANCE WITH THE SERIES' INVESTMENT OBJECTIVE AND POLICIES,
(B) REPURCHASE AGREEMENTS WITH BANKS, BROKERS, DEALERS, AND OTHER FINANCIAL INSTITUTIONS, AND (C) LOANS OF SECURITIES AS PERMITTED BY APPLICABLE LAW.

PROPOSAL 3(e): THE APPROVAL OR DISAPPROVAL OF THE RESTATEMENT OF THE SERIES' INVESTMENT RESTRICTION ON UNDERWRITING.

The 1940 Act requires that a mutual fund adopt a policy, which cannot be changed without shareholder approval, on underwriting securities issued by other issuers. The proposed restatement of the Series' policy, which does not represent a material change in investment policy, would prohibit the Series from underwriting the securities of other issuers (which is not a part of the normal activities of a mutual fund).

The Board of Directors proposes that each Series adopt the following investment restriction in lieu of its current fundamental policy on underwriting:

THE SERIES MAY NOT UNDERWRITE SECURITIES ISSUED BY OTHERS, EXCEPT TO THE EXTENT THAT THE SALE OF PORTFOLIO SECURITIES BY THE SERIES MAY BE DEEMED TO BE AN UNDERWRITING.

PROPOSAL 3(f): THE APPROVAL OR DISAPPROVAL OF THE RESTATEMENT OF THE SERIES' INVESTMENT RESTRICTIONS ON INVESTMENT IN REAL ESTATE.

The 1940 Act requires that a mutual fund adopt a policy, which cannot be changed without shareholder approval, on acquiring interests in real estate. The current investment restrictions prohibit a Series from acquiring, leasing or holding real estate except such as may be necessary or advisable for the maintenance of its offices. A separate restriction discussed in Proposal 3(g) allows Series to invest in securities which are secured by real estate or real estate mortgages and securities of issuers which invest or deal in real estate mortgages. The proposed new restriction relating to real estate combines the two current restrictions.

The Board of Directors proposes that each Series adopt the following investment restriction in lieu of its current fundamental policy on investment in real estate:

THE SERIES MAY NOT PURCHASE, HOLD OR DEAL IN REAL ESTATE, ALTHOUGH THE SERIES MAY PURCHASE AND SELL SECURITIES THAT ARE SECURED BY REAL ESTATE OR INTERESTS THEREIN, SECURITIES OF REAL ESTATE INVESTMENT TRUSTS, AND MORTGAGE-RELATED SECURITIES AND MAY HOLD AND SELL REAL ESTATE ACQUIRED BY THE SERIES AS A RESULT OF THE OWNERSHIP OF SECURITIES.

PROPOSAL 3(g): THE APPROVAL OR DISAPPROVAL OF THE AMENDMENT OF THE SERIES' INVESTMENT RESTRICTION ON COMMODITIES.


The 1940 Act requires that a mutual fund have a fundamental investment policy regarding investments in commodities. The current investment restriction provides that the Series will not invest in commodities and commodity contracts, put or call options or any combination thereof, or interests in oil, gas or other mineral exploration or development programs. However, this restriction allows any Series to invest in securities which are secured by real estate or real estate mortgages, securities of issuers which invest or deal in real estate mortgages, and securities of issuers which invest in or sponsor oil, gas, or other mineral exploration. (The real estate implications of this restriction are discussed in Proposal 3(f) above.) While the Series do not invest in physical commodities or commodity contracts, the Series may, in certain circumstances, appropriately enter into financial futures contracts, options on futures and, in certain cases, currency contracts. Any financial futures contract or related option is considered to be a commodity contract. Other types of financial instruments, such as forward commitments and swaps, might also be deemed to be commodity contracts. The amendment is being proposed to enable each Series to enter into financial futures contracts and related options for hedging and other permissible purposes and to clarify that certain practices in which a Series engages (such as forward foreign currency contracts) or might in the future engage (such as swaps) are not subject to this restriction.



The existing restriction on investment in puts, calls, or any combination thereof was imposed by state law and is no longer required due to the recent enactment of NSMIA. While the Series do not intend to invest in puts or calls or combinations thereof, it is proposed that the restriction on these interests be eliminated. The existing restriction on investment in oil and gas interests also was imposed by state law and is no longer required due to the recent enactment of NSMIA. While the Series do not intend to invest in such interests or in securities of issuers who invest in such interests, it is proposed that the restriction on oil and gas interests be eliminated.


The Board of Directors proposes that each Series adopt the following investment restriction in lieu of its current fundamental policy with respect to commodities:

THE SERIES MAY NOT INVEST IN COMMODITIES OR COMMODITY CONTRACTS, EXCEPT THAT THE SERIES MAY INVEST IN CURRENCY AND FINANCIAL INSTRUMENTS AND CONTRACTS THAT ARE COMMODITIES OR COMMODITY CONTRACTS.

PROPOSAL 3(h): THE APPROVAL OR DISAPPROVAL OF THE AMENDMENT OF THE SERIES' INVESTMENT RESTRICTION ON SENIOR SECURITIES.


The current investment restrictions prohibit the issuance of "senior securities." The 1940 Act restricts the ability of an open-end investment company to issue senior securities as defined in the 1940 Act and requires that a mutual fund adopt a fundamental policy with respect to the issuance of such securities. The proposed amendment would make the investment restriction on senior securities uniform among the Series and clarify that the Series are permitted to issue senior securities to the extent permitted by applicable law. As discussed above, under the 1940 Act, a mutual fund is not permitted to issue senior securities except for borrowings from banks. In addition to permitting the borrowing contemplated above, the amendment clarifies that the Series do not consider certain investment practices, such as forward purchases of securities and currencies, options and futures transactions, which may have a leverage effect on the Series, to be senior securities if such practices are conducted in a manner consistent with current law and the interpretive positions of the Securities and Exchange Commission.


The Board of Directors proposes that each Series adopt the following investment restriction in lieu of its current fundamental policy on senior securities:

THE SERIES MAY NOT ISSUE SENIOR SECURITIES TO THE EXTENT SUCH ISSUANCE WOULD VIOLATE APPLICABLE LAW.

PROPOSAL 3(i): THE APPROVAL OR DISAPPROVAL OF THE ELIMINATION OF THE SERIES' INVESTMENT RESTRICTION ON SHORT SALES OF SECURITIES.


The Series have a fundamental investment policy limiting short sales of securities. In a short sale, an investor sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The Board of Directors recommends that shareholders vote to eliminate this fundamental investment restriction. If shareholders approve the elimination of this investment restriction, the Board of Directors plans to adopt a non-fundamental investment policy prohibiting the Series from engaging in the strategy of short sales of securities. Under this investment policy, which could be changed by the Board without shareholder approval, entering into short sales "against the box" would not be deemed to be engaging in the strategy of short sales of securities. In a short sale "against the box," a Series could engage in short sales if it owned, or, by virtue of its ownership of other securities, had the right to obtain, securities equivalent in kind and amount to the securities sold short.


The Board of Directors proposes that each Series adopt the following non-fundamental investment restriction in lieu of its current fundamental policy on short sales of securities:

THE SERIES MAY NOT ENGAGE IN THE STRATEGY OF SHORT SALES OF SECURITIES.

PROPOSAL 3(j): THE APPROVAL OR DISAPPROVAL OF THE ELIMINATION OF THE SERIES' INVESTMENT RESTRICTION ON INVESTMENTS TO EXERCISE CONTROL OR MANAGEMENT.

The Series currently have a fundamental investment restriction that prohibits them from investing in a company for the purpose of exercising control or management. This restriction was mandated by certain state securities laws. The 1940 Act currently does not contain any equivalent restrictions. As a result of the recent enactment of NSMIA, state law restrictions on investment to exercise control or management no longer apply to the Series. The Board of Directors therefore has concluded that it is in the best interests of each Series and its shareholders to eliminate such restriction.

PROPOSAL 3(k): THE APPROVAL OR DISAPPROVAL OF THE ELIMINATION OF THE SERIES' INVESTMENT RESTRICTION ON INVESTING IN OTHER INVESTMENT COMPANIES.


The Series currently have a fundamental investment restriction regarding investments in securities issued by other investment companies, except pursuant to a plan of merger, consolidation, or acquisition of assets approved by shareholders. The 1940 Act limits the extent to which a mutual fund may invest in other investment companies. The 1940 Act does not, however, require investment companies to adopt a fundamental restriction with respect to investment in other investment companies. The Series' current fundamental investment restriction is redundant in that it merely recites prohibitions set forth in the 1940 Act with respect to investments in other investment companies. The Board of Directors believes that such fundamental investment restriction is unnecessary, and should be eliminated. Moreover, the Board believes that the 1940 Act provisions regarding investment in other investment companies may change from time to time, and therefore the fundamental restriction on such investment should be eliminated in order to permit a Series maximum flexibility in responding to a changing regulatory environment. The Directors believe it is in the best interests of each Series and its shareholders to eliminate the current restriction on investment in other investment companies.

PROPOSAL 3(l): THE APPROVAL OR DISAPPROVAL OF THE ELIMINATION OF THE SERIES' RESTRICTION ON INVESTMENT IN RESTRICTED SECURITIES.

The Board of Directors is recommending that the current investment restriction be changed to limit each Series' investments in "illiquid" (rather than "restricted") securities to 15% of its net assets (10% for any money market Series). This will permit a Series to invest in certain securities such as Rule 144A securities, foreign securities, or so-called "Section 4(2)" commercial paper that, while presumptively restricted, could be determined under procedures approved by the Board to be "liquid."

The Series currently have a fundamental investment restriction limiting investment in restricted securities. Restricted securities are those that are subject to legal or contractual delays on resale. The current fundamental investment restriction limits investment in all restricted securities, including "liquid" and "illiquid" restricted securities. Illiquid securities are those which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which a Series has valued the investment. The types of securities that are considered illiquid will vary over time based on changing market conditions and regulatory interpretations. Under current SEC staff interpretations, a mutual fund, other than a money market mutual fund, must limit investment in illiquid securities to 15% of its net assets. A money market mutual fund must limit illiquid investments to 10% of its net assets.

The Board of Directors believes that the Series' current fundamental investment restriction on restricted securities is more limiting than is required under current law in that it encompasses both liquid and illiquid restricted securities. The Board proposes that the fundamental investment restriction on restricted securities be eliminated. If the shareholders of a Series vote to eliminate that Series' investment restriction on restricted securities, it is anticipated that the Board of Directors would adopt a non-fundamental policy on investment in illiquid securities that is consistent with the SEC staff position. The change would expand a Series' ability to invest in securities that have restrictions on resale but that may be determined to be liquid pursuant to guidelines and procedures adopted by the Board of Directors. Such liquid restricted securities would include securities with restrictions on resale that nonetheless have a readily available institutional market, such as commercial paper and securities eligible for resale under Rule 144A under the Securities Act of 1933. The Board of Directors believes that eliminating the Series' fundamental restriction on restricted securities will permit these Series to take advantage of the increasingly liquid institutional trading markets.

The Board of Directors proposes that each Series adopt the following non-fundamental investment restriction in lieu of its current fundamental policy on restricted securities:

THE SERIES MAY NOT PURCHASE ANY SECURITY WHICH IS AN "ILLIQUID SECURITY" IF MORE THAN 15% (10% FOR A MONEY MARKET SERIES) OF THE NET ASSETS OF THE SERIES TAKEN AT MARKET VALUE WOULD BE INVESTED IN SUCH SECURITIES.

PROPOSAL 3(m): THE APPROVAL OR DISAPPROVAL OF THE ELIMINATION OF THE SERIES' INVESTMENT RESTRICTION ON INVESTMENTS IN SECURITIES OF COMPANIES WITH LESS THAN THREE YEARS' CONTINUOUS OPERATIONS.

The Series currently have a fundamental investment restriction that prohibits purchasing any securities issued by a corporation which has not been in continuous operation for three years (typically referred to as "unseasoned issuers"). This investment restriction is based on restrictions on investment in unseasoned issuers contained in certain state securities laws and regulations. The 1940 Act currently does not contain any equivalent restrictions. As a result of the recent enactment of NSMIA, state law restrictions on permissible investments no longer apply to the Series. The Directors therefore have concluded that it is in the best interests of the Series and their shareholders to eliminate the policy on unseasoned issuers. In addition, the Directors believe that elimination of this policy will increase the Series' flexibility to invest in unseasoned issuers that otherwise might meet their investment objectives and policies.

Securities of unseasoned issuers may be subject to greater risk than securities of more established companies because these issuers have only a brief operating history and may have more limited markets and financial resources. However, the Directors believe that the increasing prevalence of unseasoned issuers, the investment opportunities offered by such issuers, and the fact that any such investments will be made in accordance with the investment objectives and policies of the Series warrants the elimination of the current policy.

The Directors believe it is in the best interests of the Series and their shareholders to eliminate the current restriction on investment in unseasoned issuers.

PROPOSAL 3(n): THE APPROVAL OR DISAPPROVAL OF THE ELIMINATION OF THE SERIES' INVESTMENT RESTRICTION ON INVESTMENTS IN FOREIGN SECURITIES.

The Series currently have a fundamental investment restriction that prohibits them from investing in foreign securities. This restriction was required by certain state securities laws. The 1940 Act does not contain any specific restrictions on investing in foreign securities. As a result of the recent enactment of NSMIA, state law restrictions on permissible investments no longer apply to the Series. The Directors therefore have concluded that it is in the best interests of each Series and its shareholders to eliminate the current restriction on investing in foreign securities.

PROPOSAL 3(o): THE APPROVAL OR DISAPPROVAL OF THE ELIMINATION OF THE SERIES' INVESTMENT RESTRICTION ON INVESTMENTS IN AN ISSUER OF WHICH FUND OFFICERS AND DIRECTORS OR PORTFOLIO MANAGERS OWN MORE THAN A CERTAIN PERCENTAGE.

The Series currently have a fundamental investment restriction that prohibits them from investing in the securities of any issuer if any officer or director of the Fund or of its investment manager own individually more than one-half of one percent ( 1/2 of 1%) of the securities of that issuer, and collectively the officers and directors of the Fund and investment manager own more than 5% of the securities of that issuer. This restriction was mandated by certain state securities laws. The 1940 Act currently does not contain any equivalent restrictions. As a result of the recent enactment of NSMIA, state law percentage restrictions on investment by Fund management no longer apply to the Series. The Directors therefore have concluded that it is in the best interests of each Series and its shareholders to eliminate such restriction.

PROPOSAL 3(p): THE APPROVAL OR DISAPPROVAL OF THE ELIMINATION OF THE SERIES' INVESTMENT RESTRICTION ON PURCHASING WARRANTS.


The Series currently have a fundamental investment restriction that prohibits them from purchasing warrants. This restriction was mandated by certain state securities laws. The 1940 Act does not contain any specific restrictions on purchasing warrants. As a result of the recent enactment of NSMIA, state law restrictions on purchasing warrants no longer apply to the Fund. The Directors therefore have concluded that it is in the best interests of each Series and its shareholders to eliminate the current restriction on purchasing warrants.


REQUIRED VOTE

Approval of each proposed amendment, restatement or elimination of a Series' fundamental investment restrictions requires the affirmative vote of a majority of the outstanding shares of that Series, as determined by the provisions of the 1940 Act. Pursuant to the 1940 Act, a "vote of a majority of the Fund's outstanding voting securities" means the approval by the lesser of (i) more than 50% of the Fund's outstanding voting securities, or (ii) 67% or more of the Fund's outstanding voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Fund are present (in person or by proxy). If a proposed amendment is not approved with respect to a Series, the current investment restriction will continue in effect unchanged for a Series.

BOARD OF DIRECTORS' RECOMMENDATION

The Board of Directors believes that each proposed amendment, restatement, or elimination of the Series' fundamental investment restrictions will more clearly reflect current regulatory practice, will provide a more complete range of investment opportunities, and will clarify and simplify the Series' restrictions.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS OF EACH SERIES VOTE "FOR" THE APPROVAL OF THE AMENDMENT, RESTATEMENT, OR ELIMINATION OF EACH SERIES' INVESTMENT RESTRICTIONS.

                             STOCKHOLDER PROPOSALS

As a general matter, the Fund does not hold annual meetings of shareholders, and, therefore, the anticipated date of the next special meeting of shareholders of a Series cannot be provided. Any shareholder proposal that properly may be included in proxy solicitation materials for a special meeting of shareholders must be received by the Fund a reasonable time prior to the date voting instructions or proxy materials are mailed to shareholders. Any such proposals must comply with the requirements of Rule 14a-8 promulgated under the Securities Exchange Act of 1934.

                                 ANNUAL REPORT

The financial statements of the Fund, as contained in the Annual Report, should be read in conjunction with this Proxy Statement. A copy of the Annual Report of the Fund for the fiscal year ended August 31, 1997, including financial statements, was mailed to stockholders in October, 1997. The Fund will furnish, without charge, a copy of the Annual Report to a stockholder upon request. Any such request should be made to Teresa E. Axelson, Secretary of the Fund, at One Moody Plaza, Galveston, Texas 77550 or (800) 526-8346, ext. 229.

                                 OTHER BUSINESS


Management knows of no other business which will be presented for consideration at the Special Meeting. If any other business shall properly come before the meeting, the enclosed Proxy authorizes the persons named therein to vote on any such other business in accordance with their best judgement.



All shares represented by proxies received by management, not revoked, will be voted at the meeting or at any adjournment thereof. Accordingly, we hope that you will be able to attend the meeting, but if not, we ask that you promptly mark, sign and mail the enclosed Proxy Ballot in the enclosed envelope.


                                          By Order of the Board of Directors

                                          Teresa E. Axelson,
                                          SECRETARY

--------------------------------------------------------------------------------
FOR EDGAR FILING, LANGUAGE THAT WILL BE ADDED IS PRECEDED BY A "<*>" AND FOLLOWED BY A "</*>". LANGUAGE THAT WILL BE ELIMINATED IS PRECEDED BY A "<#>" AND FOLLOWED BY A "</#>".
--------------------------------------------------------------------------------


                                   APPENDIX A
            <*>[AMENDED AND RESTATED]</*> ARTICLES OF INCORPORATION
                                       OF
                            SM&R CAPITAL FUNDS, INC.


                                   ARTICLE I

The undersigned, Gregory S. Garrison, whose post office address is One Moody Plaza, 14th Floor, Galveston, Texas 77550 and who is of full legal age, does hereby declare that he is an incorporator intending to form a corporation under and by virtue of the Maryland General Corporation Law authorizing the formation of corporations.

                                   ARTICLE II

The name of the Corporation is SM&R CAPITAL FUNDS, INC.

                                  ARTICLE III
                              PURPOSES AND POWERS

The purpose for which the Corporation is formed and its objects, rights, power and privileges are:

(1) To conduct and carry on the business of an open-end, management type investment company registered under the Investment Company Act of 1940 (as amended and together with any successor act thereto and all rules, regulations and orders thereunder, referred to as the "'40 Act")<*>[,]</*> and to have and exercise any and all rights and powers necessary and appropriate to the conduct of such business or <*>[in any way]</*> incidental thereto;

(2) To subscribe for, or otherwise acquire, purchase, pledge, sell, assign, transfer, exchange, distribute or otherwise dispose of, and generally deal in and hold all forms of securities and other investments, including, but not limited to, stocks (preferred and common), notes, bonds, debentures, script, warrants, participation certificates, bankers acceptances, futures, options of all types on securities and futures, mortgages, commercial paper, choses in action, evidences of indebtedness and other obligations of every kind and description, precious metals and contracts and rights to acquire or dispose of precious metals, and in connection therewith to hold part or all of its assets in cash or cash equivalents or money market instruments;

(3) To continuously issue and sell shares of its own capital stock (all without the vote or consent of the stockholders of the Corporation) in such amounts and on such terms and conditions, for such purposes and for such <#>{amount}</#>
<*>[amounts]</*> or <#>{kind}</#> <*>[kinds]</*> of consideration now or hereafter permitted by the Maryland General Corporation Law, or any act amendatory thereof, supplemental thereto, or in substitution therefor (the "Maryland General Corporation Law"), and by the Articles of Incorporation of the Corporation, as its Board of Directors may determine;

(4) To redeem, purchase or otherwise acquire, hold, dispose of, resell, transfer, reissue, retire or cancel (all without the vote or consent of the stockholders of the Corporation) shares of its capital stock, in any manner and to the extent now or hereafter permitted by the Maryland General Corporation Law and by the Articles of Incorporation of the Corporation;

(5) To borrow or raise money for any purpose of the Corporation and from time to time to draw, make, accept, endorse, execute and issue promissory notes, drafts, bills of exchange, warrants, bonds, debentures and other negotiable and nonnegotiable instruments and evidences of indebtedness, and to pledge, hypothecate and borrow upon the credit of the assets of the Corporation;

(6) To take all such action as shall be desirable and necessary to cause its shares to be licensed or registered for sale under the laws of the United States and in any state, country, city or other municipality

                                  Appendix A-1
of the United States, the territories thereof, the District of Columbia or in any foreign country and in any town, city or subdivision thereof;

(7) To make contracts and generally to do any and all acts and things necessary or desirable in furtherance of any of the corporate purposes or designed to protect, preserve and/or enhance the value of the corporate assets, all to the extent permitted to business corporations authorized under the laws of the State of Maryland, as now or may in the future be authorized by said laws;

(8) To do all and everything necessary, suitable and proper for the accomplishment of any of the purposes, objects or powers hereinbefore set forth to the same extent and as fully as a natural person might or could do, in any part of the world and either alone or in association or partnership with other corporations, firms or individuals;

(9) To have all the rights, powers and privileges now or hereafter conferred by the laws of the State of Maryland upon a corporation organized under the Maryland General Corporation Law; and

(10) To do any and all such further acts or things and to exercise any and all such further powers or rights as may be necessary, incidental, relative, conducive, appropriate or desirable for the accomplishment, carrying out or attainment of all or any of the foregoing purposes, objects or powers.

The foregoing clauses are and shall be regarded as independent and separate, and the enumeration in any such clause of any specific objectives and/or powers shall not be construed as limiting or restricting in any way the general objectives and powers stated in any other clause; nor shall any of the objectives and/or powers stated above, except when otherwise expressly provided, be in any way limited or restricted by reference to, or inference from, the terms of any other clause of these Articles of Incorporation.

                                   ARTICLE IV
                      PRINCIPAL OFFICE AND RESIDENT AGENT

The <#>{post office}</#> address of the principal office of the Corporation in the State of Maryland is c/o The Corporation Trust Incorporated, 32 South Street, Baltimore, Maryland 21202. The resident agent of the Corporation in the State of Maryland is The Corporation Trust Incorporated, a corporation of the State of Maryland, whose <#>{post office}</#> address is 32 South Street, Baltimore, Maryland 21202.

                                   ARTICLE V
                                 CAPITAL STOCK

(1) The total number of shares of <*>[capital]</*> stock <#>{ which}</#>
<*>[that]</*> the Corporation <#>{initially}</#> shall have authority to issue is <#>{Two Hundred Million (200,000,000) shares of common stock, par value of $0.01 each, such shares to be classified as "Common Stock", and to be}</#>
<*>[two billion (2,000,000,000) shares, of the par value of one cent ($0.01) per share and ]</*>of the aggregate par value of <#>{Two Million Dollars ($2,000,000.00). Unless otherwise prohibited by law, so long as the Corporation is registered as an open-end investment company under the '40 Act, the total number of shares which the Corporation is authorized to issue may be increased or decreased by the Board of Directors in accordance with the applicable provisions of the Maryland General Corporation Law.}</#> <*>[twenty million dollars ($20,000,000), all of which two billion (2,000,000,000) shares are designated Common Shares.]</*>

<#>{(2)}</#><#>{The Corporation is authorized to issue its Common Shares in two or more series or two or more classes, and, subject to the requirements of the '40 Act, the different series or classes of Common Shares shall}</#> <*>[(2) The Board of Directors of the Corporation is authorized, from time to time, to classify or to reclassify, as the case may be, any unissued shares of, or any shares previously issued and reacquired by, the Corporation, whether now or hereafter authorized, in separate series and classes that may]</*> be established and designated<#>{, and relative}</#> <*>[from time to time. The shares of said series and classes of stock shall have such]</*> preferences, conversion <#>{and}</#> <*>[or]</*> other rights, voting powers, restrictions, limitations as to dividends, qualifications<*>[,]</*> and terms and conditions of redemption as <#>{between the different series or classes of Common Shares}</#> shall be fixed and determined <*>[from time to time]</*> by the Board of Directors<#>{;

                                  Appendix A-2
provided that the Board of Directors shall not classify or reclassify any of such Common Stock into any class or series of stock which is prior to any other class or series of Common Shares then outstanding with respect to rights upon the liquidation, dissolution or winding up of the affairs of, or upon any distribution of the general assets of the Corporation, except that there may be variations so fixed and determined between series or classes of Common Shares as to investment objective, purchase price, right of redemption, special rights as to dividends and on liquidation with respect to assets belonging to a particular series or class of Common Shares, voting powers and conversion rights. All references to Common Shares in these Articles shall be deemed to be to shares of any or all series and classes as the context may require.}</#><*>[. The Board of Directors is authorized to increase or decrease the number of shares of any series or class, but the number of shares of any series or class shall not be decreased by the Board of Directors below the number of shares thereof then outstanding.]</*>

<#>{The following is a description of}</#> <*>[(3) The Board of Directors may redesignate a class or series of shares of capital stock whether or not shares of such class or series are issued and outstanding, provided that such redesignation does not in itself affect]</*> the preferences, conversion <#>{ and}</#> <*>[or]</*> other rights, voting powers, restrictions, limitations as to dividends, qualifications <#>{and}</#> <*>[or]</*> terms <#>{and}</#>
<*>[or]</*> conditions of redemption of <#>{the series designed as the
"Government Income Fund Series" (of which there are initially 100,000,000 authorized shares), the "Reserve Asset Fund Series" (of which there are initially 50,000,000 shares authorized) and any additional class or series of Common Shares of the Corporation (unless provided otherwise by}</#><*>[such shares of stock.


(4) There is hereby established and classified three separate series of stock, the "American National Primary Fund Series" to be comprised of one billion one hundred seventy six million (1,176,000,000) shares, each with a par value of one cent ($0.01), the "American National Government Income Fund Series" to be comprised of twenty three million (23,000,000) shares, each with a par value of one cent ($0.01), and the "American National Tax Free Fund Series" to be comprised of twenty one million (21,000,000) shares each with a par value of one cent ($0.01). Without limiting the authority of]</*> the Board of Directors
<#>{with respect to any such additional class or series at the time of establishing and designating such additional class or series).}</#> <*>[set forth herein to establish and designate any further series or classes, and to classify and reclassify any unissued shares, and subject to such authority, shares of each series, now authorized and hereafter authorized, shall be subject to the following provisions:]</*>


    <#>{(a)}</#><#>{The number of authorized Common Shares and the number of
    Common Shares of each series or of each class that may be issued shall be in such number as may be determined by the Board of Directors. The Directors may classify or reclassify any unissued Common Shares or any Common Shares previously issued and reacquired of any series or class into one or more series or into one or more classes that may be established and designated from time to time. The Directors may hold as treasury shares (of the same or some other series or class), reissue for such consideration and on such terms as they may determine, or cancel any Common Shares of any series or any class reacquired by the Corporation at their discretion from time to time.}</#><*>[(a) As more fully set forth hereafter, the assets and liabilities and the income and expenses of each series shall be determined separately and, accordingly, the net asset value, the dividends payable to holders, and the amounts distributable in the event of dissolution of the Corporation to holders of shares of the Corporation's stock may vary from series to series.]</*>

    (b) All consideration received by the Corporation for the issue or sale of
    <#>{Common Shares}</#> <*>[shares]</*> of a particular series <#>{or class}</#>, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits<*>[,]</*> and proceeds thereof, including <#>{any}</#> <*>[all]</*>proceeds derived from the sale, exchange or liquidation <#>{of such assets}</#> <*>[thereof]</*>, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall irrevocably belong to that series <#>{or class}</#> for all purposes, subject only to the rights of creditors of that series <#>{or class, and }</#><*>[and shall be referred to as "assets belonging to" that series. The assets belonging to a particular series]</*> shall be so recorded upon the books of <#>{account of the Corporation. Such consideration, assets, income, earnings, profits and proceeds thereof, including any proceeds derived from the sale,

                                  Appendix A-3
    exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall irrevocably belong to that series or class for all purposes, subject only to the rights of creditors of that series or class, and shall be so recorded upon the books of account of the Corporation. Such considerations, assets, income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof and any asset derived from any reinvestment of such proceeds in whatever form shall be referred to in these Articles of Incorporation as "assets belonging to" or "belonging to" such series or class.}</#> <*>[the Corporation. ]</*>In the event that there are any assets, income, earnings, profits and proceeds thereof, funds or payments which are not readily identifiable as belonging to any particular series <#>{or class}</#>, the Directors shall allocate them among, and they shall then belong to, any one or more of the series
    <#>{or classes}</#> established and designated from time to time in such manner and on such basis as they, in their sole discretion, deem fair and equitable. Each such allocation by the Corporation shall be conclusive and binding upon the stockholders of all series <#>{or classes}</#> for all purposes. The Directors shall have full discretion, to the extent not inconsistent with the <#>{'40}</#><*>['40]</*> Act<#>{,}</#>and the Maryland General Corporation Law<*>[,]</*> to determine which items shall be treated as income and which items shall be treated as capital<#>{;}</#><*>[,]</*> and each such determination and allocation shall be conclusive and binding upon the stockholders.

    (c) The assets belonging to each particular series <#>{or class}</#>shall be charged with the liabilities of the Corporation attributable to that series
    <#>{or class}</#>and all expenses, costs, charges and reserves attributable to that series <#>{or class}</#>. Any general liabilities, expenses, costs, charges or reserves of the Corporation which are not readily identifiable as belonging to any particular series <#>{or class}</#> shall be allocated and charged by the Directors to and among any one or more of the series <#>{or classes}</#> established and designated from time to time in such manner and on such basis as the Directors in their sole discretion deem fair and equitable. Each allocation of liabilities, expenses, costs, charges and reserves by the Directors shall be conclusive and binding upon the stockholders of all series <#>{or classes}</#> for all purposes.

    (d) <#>{Dividends and distributions on Common Shares of a particular series or class may be paid with such frequency as the Directors may determine, pursuant to a standing resolution or resolutions adopted only once or with such frequency as}</#> <*>[Shares of each series shall be entitled to such dividends and distributions, in shares or in cash or both, as may be declared from time to time by]</*> the Board of Directors <#>{may determine, to the holders of Common Shares of that series or class, from such income and capital gains, accrued or realized, or from the}</#><*>[, acting in its sole discretion, with respect to such series, provided that dividends and distributions shall be paid on shares of a series only out of lawfully available]</*> assets belonging to that series <#>{or class, as the }</#><*>[. Dividends may be declared daily or otherwise pursuant to a standing resolution or resolutions adopted only once or with such frequency as the Board of]</*> Directors may determine<#>{, after providing for actual and accrued liabilities belonging to that series or class}</#>. All dividends and distributions on Common Shares of a particular series <#>{or class}</#> shall be distributed pro-rata to the holders of that series
    <#>{or class}</#> in proportion to the number of Common Shares of that series <#>{or class}</#> held by such holders at the date and time of record established for the payment of such dividends or distributions, except that in connection with any dividend or distribution program or procedure, the Board of Directors may determine that no dividend or distribution<#>{,}</#> shall be payable on shares as to which the <#>{stockholder's}</#>
    <*>[stockholder's]</*> purchase order or payment has not been received by the time or times established by the Board of Directors under such program or procedure.

    <#>{The Corporation intends to have each separate series or class qualify as a "regulated investment company" under the Internal Revenue Code of 1986, or any successor comparable statute thereto, and regulations promulgated thereunder. Inasmuch as the computation of net income and gains for Federal income tax purposes may vary from the computation thereof on the books of the Corporation, the}</#><*>[(e)The]</*> Board of Directors shall have the power, in its sole discretion, to distribute in any fiscal year as dividends<#>{,}</#> <*>[(]</*>including dividends designated in whole or in part as capital <#>{gains distributions, amounts}</#> <*>[gain distributions) an amount]</*> sufficient, in the opinion of the Board of Directors, to

                                  Appendix A-4
    enable <#>{the respective}</#> <*>[each]</*> series <#>{or classes}</#>
    <*>[of the Corporation]</*> to qualify as <*>[a]</*> regulated investment
    <#>{companies}</#> <*>[company under the Internal Revenue Code of 1986, as from time to time amended, or any successor or comparable statute thereto, and regulations promulgated thereunder,]</*> and to avoid liability of
    <#>{such series or class for Federal income tax for such fiscal}</#>
    <*>[each series of the Corporation for federal income and excise taxes in respect of that]</*> year. However, nothing in the foregoing shall limit the authority of the Board of Directors to make distributions greater than or less than the amount necessary to qualify <#>{the series or classes as }</#><*>[as a]</*> regulated investment <#>{companies}</#> <*>[company]</*> and to avoid liability of <#>{such}</#> <*>[any]</*> series <#>{or classes}</#> <*>[of the Corporation]</*> for such <#>{tax}</#>
    <*>[taxes]</*>.<#>{</#>

    <#>}</#>Dividends and distributions may be made in cash, property or additional shares of the same or another class or series, or a combination thereof, as determined by the Board of Directors or pursuant to any program that the Board of Directors may have in effect at the time for the election by each stockholder of the mode of the making of such dividend or distribution to that stockholder. Any such dividend or distribution paid in shares will be paid at the net asset value thereof as defined in the <#>{'40 Act and as determined by the Board of Directors of the Corporation ("Net Asset Value").

    (e) Each holder of any series or class of stock of the Corporation who surrenders his certificate in good delivery form to the Corporation, or, if the shares in question are not represented by certificates, who delivers to the Corporation a written request in good order signed by the shareholder, shall be entitled to exchange the shares of the series or class in question for shares of stock of any other series or class of the Corporation or another open-end, management type investment company on the basis determined by the Corporation's Board of Directors and as provided in the Corporation's current prospectus. Upon any exchange taking place in the Corporation, proper transfer shall be made between the assets belonging to the various series or classes of stock involved. The Board of Directors may impose such conditions on a holder's right to exchange and limit this privilege to shares which have been held for such reasonable period as the directors may determine.

    (f) In the event of the liquidation or dissolution of the Corporation or of a particular class or series, the stockholders of each class or series that has been established and designated and is being liquidated shall be entitled to receive, as a class or series, when and as declared by the Board of Directors, the excess of the assets belonging to that class or series over the liabilities belonging to that class or series. The holders of shares of any particular class or series shall not be entitled thereby to any distribution upon liquidation of any other class or series. The assets so distributable to the stockholders of any particular class or series shall be distributed among such stockholders in proportion to the number of shares of that class or series held by them and recorded on the books of the Corporation. The liquidation of any particular class or series in which there are shares then outstanding may be authorized by vote of a majority of the Board of Directors then in office, subject to the approval of a majority of the outstanding securities of that class or series, as defined in the '40 Act, and without the vote of the holders of any other class or series. The liquidation or dissolution of a particular class or series may be accomplished in whole or in part, by the transfer of assets of such class or series to another class or series or by the exchange of shares of such class or series for the shares of another class or series.

    (g) }</#><*>['40 Act and as determined by the Board of Directors of the Corporation.

    (f) In the event of the liquidation or dissolution of the Corporation or of a particular series, the stockholders of a series that has been established and designated and is being liquidated shall be entitled to receive, as a series, when and as declared by the Board of Directors, out of the assets of the Corporation available for distribution to stockholders, the assets belonging to that series. The assets so distributable to the stockholders of a series shall be distributed among such stockholders in proportion to the number of shares of that series held by them and recorded on the books of the Corporation or, in the event that the series is divided into classes, in the manner determined by the Board of Directors in accordance with the '40 Act. In the event that there are any assets available for distribution which are not readily identifiable as belonging to any particular series, such assets shall be

                                  Appendix A-5
    allocated by the Directors to and among any one or more of the series established and designated from time to time in such manner and on such basis as the Directors in their sole discretion deem fair and equitable, and then distributed to the holders of stock of each series as aforesaid. Each allocation of such assets by the Directors shall be conclusive and binding upon the stockholders of all series for all purposes.

    (g) If a series is divided into multiple classes, the classes may be invested with one or more other classes in the common investment portfolio comprising the series. Notwithstanding the foregoing provisions of this
    Article V(4) of these Articles of Incorporation, if two or more classes are invested in a common investment portfolio, the shares of each such class of stock of the Corporation shall be subject to the following preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption, and, if there are other classes of stock invested in a different investment portfolio comprising a different series, shall also be subject to the provisions of Article V(4)(a) through (f) of these Articles of Incorporation at the series level as if the classes invested in the common investment portfolio were one class:</*>

            <*>(i) The income and expenses of the series shall be allocated among the classes comprising the series in such manner as may be determined by the Board of Directors in accordance with law.</*>

            <*>(ii) As more fully set forth in this Article V(4)(g) of these
       Articles of Incorporation, the liabilities and expenses of the classes comprising the series shall be determined separately from those of each other and, accordingly, the net asset values, the dividends and distributions payable to holders, and the amounts distributable in the event of liquidation of the Corporation or termination of a series to holders of shares of the Corporation's stock may vary within the classes comprising the series. Except for these differences and certain other differences set forth in this Article V(4)(g) or elsewhere in these Articles of Incorporation, the classes comprising a series shall have the same preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption.</*>

           <*>(iii) The dividends and distributions of investment income and capital gains with respect to the classes comprising a series shall be in such amounts as may be declared from time to time by the Board of Directors, and such dividends and distributions may vary among the classes comprising the series to reflect differing allocations of the expenses and liabilities of the Corporation among the classes and any resultant differences between the net asset values per share of the classes, to such extent and for such purposes as the Board of Directors may deem appropriate. The allocation of investment income, capital gains, expenses and liabilities of the Corporation among the classes comprising a series shall be determined by the Board of Directors in a manner that is consistent with applicable law.</*>

    <*>(h) The Corporation shall, upon due presentation of a share or shares of stock for redemption, redeem such share or shares of stock at a redemption price prescribed by the Board of Directors in accordance with applicable laws and regulations. The proceeds of the redemption of the shares of any class of stock of the Corporation may be reduced by the amount of any contingent deferred sales charge, liquidation charge, or other charge (which charges may vary within and among the classes) payable on such redemption pursuant to the terms of issuance of such shares, all in accordance with the '40 Act and applicable rules and regulations of the National Association of Securities Dealers, Inc. and NASD Regulation, Inc. (together, the "NASD").


    (i) To the extent permitted by the '40 Act and the Maryland General Corporation Law, the Corporation may redeem shares of Common Shares of any series or class not offered for redemption held by any shareholder whose shares have a value less than such minimum amount as may be fixed by the Board of Directors (the "Minimum Required Investment").



    (j) Notwithstanding Article V(4)(i) of these Articles of Incorporation, to the extent permitted by the '40 Act and the Maryland General Corporation Law, the Corporation may redeem shares of Common


                                  Appendix A-6

    Shares of any series or class not offered for redemption held by any shareholder without regard to the value of such shares.

    (k) If shares of stock are redeemed pursuant to Articles V(4)(i) or V(4)(j) of these Articles of Incorporation, the Corporation shall pay the redemption price in cash or in kind in such manner as is consistent with and not in contravention of the '40 Act. Redemption prices shall be paid exclusively out of the assets of the series whose shares are being redeemed. Notwithstanding the foregoing, the Corporation may postpone payment of the redemption price and may suspend the right of holders of shares of any class or series to require the Corporation to redeem shares of that class or series during any period or at any time when and to the extent permissible under the '40 Act.

    (l) At such times (which may vary between and among the holders of particular classes) as may be determined by the Board of Directors (or with the authorization of the Board of Directors, by the officers of the Corporation) in accordance with the '40 Act and applicable rules and regulations of the NASD and reflected in the pertinent registration statement of the Corporation, shares of any particular class of stock of the Corporation may be automatically converted into shares of another class of stock of the Corporation based on the relative net asset values of such classes at the time of conversion, subject, however, to any conditions of conversion that may be imposed by the Board of Directors (or with the authorization of the Board of Directors, by the officers of the Corporation) and reflected in the pertinent registration statement of the Corporation as aforesaid.</*>

    <*>Except as provided above, all provisions of the Articles of Incorporation relating to stock of the Corporation shall apply to shares of, and to the holders of, all classes of stock.


(5)] </*>On each matter submitted to a vote of the stockholders, each holder of a share shall be entitled to one vote for each share standing in his name on the books of the Corporation on a date reasonably determined by the Board of Directors of the Corporation, irrespective of the class or series thereof, and all shares of all classes or series shall vote as a single class or series
<#>{("Single}</#> <*>[("Single]</*> Class <#>{ Voting")}</#> <*>[Voting")]</*>;
provided, however, that (i) as to any matter with respect to which a separate vote of any class or series is required by the <#>{'40}</#> <*>['40]</*> Act or by the Maryland General Corporation Law, such requirement as to a separate vote by that class or series shall apply in lieu of Single Class Voting as described above; (ii) in the event that the separate vote requirements referred to in (i) above apply with respect to one or more classes or series, then, subject to
(iii) below, the shares of all other classes or series shall vote as a single class or series; and (iii) as to any matter which does not affect the interest of a particular class or series, only the holders of shares of the one or more affected classes or series shall be entitled to vote.



<#>{(h)}</#><*>[(6)]</*> The establishment and designation of any series or class of <#>{common}</#> <*>[Common]</*> Shares shall be effective upon
<*>[(1)]</*> the adoption by a majority of the then Directors of a resolution setting forth such establishment and designation and the relative rights and preferences of such series or class, or as otherwise provided in such instrument, and <*>[(2)]</*> the filing with the proper authority of the State of Maryland of Articles Supplementary setting forth such establishment and designation and relative rights and preferences.



<#>{(3)}</#><#>{The Corporation shall, upon due presentation of a share or shares of stock for redemption, redeem such share or shares of stock at a redemption price prescribed by the Board of Directors in accordance with applicable laws and regulations; provided that in no event shall such price be less than the applicable Net Asset Value per share of such class or series, less such redemption charge as is determined by the Board of Directors, which redemption charge shall be in accordance with the Maryland General Corporation Law and the '40 Act. To the extent permitted by the '40 Act and Maryland General Corporation Law, the Corporation may redeem shares of Common Stock}</#><*>[(7) Unless otherwise required by the '40 Act, the presence in person or by proxy of the holders of one-third (1/3) of the shares of capital stock of the Corporation outstanding and entitled to vote thereat shall constitute a quorum for the transaction of business at a stockholders' meeting, except that where any provision of law or of these Articles of Incorporation permit or require that holders]</*> of any series or class <#>{not offered for redemption held by any shareholder whose shares have a value less than such minimum amount as may be fixed by the Board of


                                  Appendix A-7

Directors (the "Minimum Required Investment"). The Corporation shall pay the redemption price in cash or in kind in such manner as is consistent with and not in contravention of '40 Act. Redemption prices shall be paid exclusively out of the assets of the series whose shares are being redeemed.}</#> <*>[shall vote as a separate series or class, then one-third (1/3) of the aggregate number of shares of capital stock of that series or class, as applicable, outstanding and entitled to vote shall constitute a quorum for the transaction of business by that series or class, as applicable.]</*>

<#>{Notwithstanding the foregoing,}</#><*>[(8) No holder of stock of the
Corporation by virtue of being such a holder shall have any right to purchase, subscribe for, or otherwise acquire any shares of the Corporation or any other security that]</*> the Corporation may <*>[issue or sell (whether out of the number of shares authorized by the Charter of the Corporation or out of any shares of the Corporation's capital stock that the Corporation may acquire) other than a right that]</*> <#>{postpone payment of the redemption price and may suspend the right of the holders of shares of any class or series to require the Corporation to redeem shares of that class or series during any period or at any time when and to the extent permissible under the '40 Act.

The Net Asset Value of a share of any class or series of Common Stock of the Corporation shall be determined in accordance with applicable laws and regulations and under the supervision of such persons and at such time or times as shall from time to time be prescribed by}</#> the Board of Directors <*>[in its discretion may determine to grant.


(9) All persons who shall acquire stock in the Corporation shall acquire the same subject to the provisions of these Articles of Incorporation and the By-Laws of the Corporation, as from time to time amended or supplemented.


(10) ]</*><#>{.}</#>


<#>{(4)}</#>The Corporation may issue, sell, redeem, repurchase and otherwise deal in and with shares of its stock in fractional denominations and such fractional denominations shall, for all purposes be <#>{common stock}</#>
<*>[Common Shares]</*> having proportionately to the respective fractions represented thereby all the rights of whole shares, including without limitation, the right to vote, the right to receive dividends, and the right to participate upon liquidation of the Corporation; provided that the issue of shares in fractional denominations shall be limited to such transactions and be made upon such terms as may be fixed by or under authority of the By-Laws.


<#>{(5)}</#><*>[(11)]</*> The Corporation shall not be obligated to issue certificates representing shares of any class or series unless it shall receive a written request therefor from the record holder thereof in accordance with procedures established in the By-Laws or by the Board of Directors.

<#>{(6)}</#><*>[(12)]</*> The Board of Directors of the Corporation shall have the final decision upon questions concerning the method of computing <#>{ Net Asset Value}</#> <*>[net asset value]</*>, valuation of assets, procedure in repurchase, and other matters in connection with placing in effect the offering price and repurchase of the <#>{Corporation's}</#> <*>[Corporation's]</*> Common
<#>{Stock}</#> <*>[Shares]</*>.


                                   ARTICLE VI
                               PREEMPTIVE RIGHTS


No stockholder of the Corporation of any class or series, whether now or hereafter authorized, shall have any preemptive or preferential or other right of purchase of or subscription to any shares of any class or series of stock, or securities convertible into, exchangeable for or evidencing the right to purchase stock of any class or series whatever, whether or not the stock in question is of the same class or series as may be held by such stockholders, and whether now or hereafter authorized and whether issued for cash, property, services or otherwise, other than such, if any, as the Board of Directors in its discretion may from time to time fix.

                                  Appendix A-8

                                  ARTICLE VII
                         NUMBER AND POWERS OF DIRECTORS


(1) The number of directors of the Corporation shall be such number, not less than three (3), as may be specified in or fixed in the manner prescribed by the By-Laws of the Corporation. Until a different number is fixed as provided by the By-Laws, the Corporation shall have seven (7) directors. Unless otherwise provided by the By-Laws of the Corporation, directors need not be stockholders thereof.

(2) The names of the initial directors who shall act until the first annual meeting or until their successors are duly chosen <#>{and qualify}</#>are:

                               Samuel K. Finegan
                            Brent Ellis Masel, M.D.
                                 Ross R. Moody
                               Andrew J. Mytelka
                                 Edwin K. Nolan
                                Don B. Reynolds
                                Steven H. Stubbs


(3) So long as permitted by Maryland law and by the '40 Act, directors elected at a meeting of shareholders shall not have a specified term and shall serve until their successors are elected and qualified. Cumulative voting in the election of directors is prohibited.


(4) The Board of Directors of the Corporation is hereby empowered to authorize the issuance from time to time of shares of capital stock, whether now or hereafter authorized, for such consideration as the Board of Directors may deem advisable, subject to such limitations as may be set forth in the Charter or the By-Laws of the Corporation or in the Maryland General Corporation Law or in the '40 Act.

(5) Each Director and each officer of the Corporation shall be indemnified by the Corporation to the <#>{full}</#> <*>[fullest]</*> extent permitted by the Maryland General Corporation Law and the By-Laws of the Corporation, as such Law and By-Laws may now or in the future <#>{may}</#> be in effect, subject only to such limitations as may be required by the '40 Act.

(6) The Board of Directors of the Corporation may make, alter or repeal from time to time any of the By-Laws of the Corporation except any particular By-Law which is specified as not subject to alteration or repeal by the Board of Directors.

(7) The Corporation may employ such custodian or custodians for the safekeeping of the property of the Corporation and of its shares, such dividend disbursing agent or agents, and such transfer <#>{agents}</#> <*>[agent]</*> or agents and registrar or registrars for its shares, and may make and perform such contracts for the aforesaid purposes as in the opinion of the Board of Directors of this Corporation may be reasonable, necessary or proper for the conduct of the affairs of the Corporation, and may pay the fees and disbursements of such custodians, dividend disbursing agents, transfer agents, and registrars out of the income and/or any other property of the Corporation. Notwithstanding any other provisions of these Articles of Incorporation or the By-Laws of the Corporation, the Board of Directors may cause any or all of the property of the Corporation to be transferred or to be acquired and held in the name of a custodian so appointed or in the name of any nominee or nominees of this Corporation or nominee or nominees of such custodian satisfactory to the said Board of Directors.


(8) The Corporation may enter into a written contract or contracts with any person, including any firm, corporation, trust or association in which any officer, other employee, director or stockholder of the Corporation may be interested, providing for a delegation of the management of all or part of the Corporation's securities portfolio and also for the delegation of the performance of administrative corporate functions, subject always to the direction of the Board of Directors. The compensation payable by the Corporation under such contracts shall be such as is deemed fair and equitable to both parties by the said Board of Directors. Any such contracts shall in all respects be consistent with and subject to the requirements of the '40 Act.


                                  Appendix A-9

                                  ARTICLE VIII
                                STOCKHOLDER VOTE

Notwithstanding any provisions of Maryland law requiring the affirmative vote of more than a majority of the votes of all classes or of any class of stock entitled to be cast, to take or authorize any action, the Corporation, if permitted by the '40 Act, may take or authorize any such action upon the concurrence of a majority of the aggregate number of the votes entitled to be cast thereon. Without intending any limitation of the foregoing sentence, such majority approval shall be sufficient, valid and effective, after due authorization, approval and/or other action by the Board of Directors, as required by law, to approve and authorize the following acts of the Corporation:

    (a) the amendment of the Charter of the Corporation;

    (b) the consolidation of the Corporation with one or more corporations to form a new consolidated corporation;

    (c) the merger of the Corporation into another corporation or the merger of one or more other corporations into the Corporation;

    (d) the sale, lease, exchange or other transfer of all, or substantially all, of the property and assets of the Corporation, including its goodwill and franchises;

    (e) the participation by the Corporation in a share exchange (as defined by applicable Maryland laws) as the Corporation the stock of which is to be acquired;

    (f) the voluntary or involuntary liquidation, dissolution or winding-up of the Corporation.

                                   ARTICLE IX
                 LIMITATION OF DIRECTORS AND OFFICERS LIABILITY


The personal liability of the Corporation's directors and officers to the Corporation or to its stockholders shall be limited to the fullest extent permitted by the Maryland General Corporation Law. In particular, but without limiting in any way the preceding sentence, directors and officers of the Corporation shall not be personally liable to the Corporation or to its stockholders for monetary damages arising out of any act or omission in their capacity as director or officer, except:


(1) To the extent that it is proved that a director or officer actually received an improper benefit or profit in money, property, or services, such director or officer shall be liable to the Corporation for the amount of the benefit or profit in money, property, or services actually received; or

(2) To the extent that a judgement or other final adjudication adverse to a director or officer is entered in a proceeding based on a finding in the proceeding that such director's or officer's action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding.

                                   ARTICLE X
                              PERPETUAL EXISTENCE

The duration of the Corporation shall be perpetual.

                                 Appendix A-10

--------------------------------------------------------------------------------
FOR EDGAR FILING, LANGUAGE THAT WILL BE ADDED IS PRECEDED BY A "<*>" AND FOLLOWED BY A "</*>". LANGUAGE THAT WILL BE ELIMINATED IS PRECEDED BY A "<#>" AND FOLLOWED BY A "</#>".
--------------------------------------------------------------------------------

                                   APPENDIX B
                 CURRENT AND PROPOSED FUNDAMENTAL RESTRICTIONS


-------------------------------------------------------------------------------------------------------
                             <*>EXISTING FUNDAMENTAL</*>              <*>PROPOSED FUNDAMENTAL</*>
                                 <*>RESTRICTIONS</*>                      <*>RESTRICTIONS</*>
-------------------------------------------------------------------------------------------------------
Issuer                 The Fund does not invest more than 5%    The Series, with respect to 75% of the
Diversification        of the value of the net assets of a      Series' total assets, may not purchase
Proposal 3(a)          Series, at the time of purchase in the   securities of an issuer (OTHER THAN
                       securities of any one issuer, but this   CASH OR CASH ITEMS, OR SECURITIES OF
                       limitation does not apply to             THE U.S. GOVERNMENT, ITS AGENCIES, OR
                       investments in securities issued or      INSTRUMENTALITIES OR OF OTHER
                       guaranteed by the U.S. government or     INVESTMENT COMPANIES), if, (i) such
                       its instrumentalities.                   purchase would cause more than 5% of
                                                                the Series' total assets taken at
                       The Fund does not purchase any security  market value to be invested in the
                       (other than United States Government     securities of such issuer, or (ii) such
                       obligations) if, as a result, the Fund   purchase would at the time result in
                       would hold more than (a) 10% of the      more than 10% of the outstanding voting
                       total value of any class of outstanding  securities of such issuer being held by
                       securities of an issuer, or (b) 10% of   the Series.
                       the outstanding voting securities of an
                       issuer.
-------------------------------------------------------------------------------------------------------
Industry               The Fund does not concentrate more than  The Series may not invest 25% or more
Concentration          25% of the net assets of a Series in     of its total assets in the securities
Proposal 3(b)          any one industry or group of             of one or more issuers conducting their
                       industries; ;provided however, there is  principal business activities in the
                       no limitation with respect to            same industry (EXCLUDING THE U.S.
                       investments in obligations issued or     GOVERNMENT OR ANY OF ITS AGENCIES OR
                       guaranteed by the United States          INSTRUMENTALITIES).
                       Government or its agencies or
                       instrumentalities. For purposes of this
                       restriction, telephone, gas and
                       electric and public utilities are each
                       regarded as separate industries.
-------------------------------------------------------------------------------------------------------
Borrowing, Margin      The Fund does not borrow money, except   The Series may not borrow money, except
Purchases, and         for such action by any Series for        (a) the Series may borrow from banks
Pledging or            temporary or emergency purposes in an    (as defined in the Act) or through
Mortgaging Assets      amount not to exceed 10% of such         reverse repurchase agreements in
Proposal 3(c)          Series' net assets.                      amounts up to 33 1/3%, of its total
                                                                assets (including the amount borrowed),
                       The Fund does not purchase securities    (b) the Series may, to the extent
                       on margin (but it may obtain such        permitted by applicable law, borrow up
                       short-term credits as may be necessary   to an additional 5% of its total assets
                       for the clearance of purchases and       for temporary purposes, (c) the Series
                       sales of securities.                     may obtain such short-term credits as
                                                                may be necessary for the clearance of
                       The Fund does not pledge or mortgage     purchases and sales of portfolio
                       any of the assets of any Series, except  securities, (d) the Series may purchase
                       for such action by any Series for        securities on margin to the extent
                       temporary or emergency purposes in an    permitted by applicable law, and (e)
                       amount not to exceed 10% of such         the Series may engage in transactions
                       Series' net assets.                      in mortgage dollar rolls which are
                                                                accounted for as financings.
-------------------------------------------------------------------------------------------------------


                                  Appendix B-1

-------------------------------------------------------------------------------------------------------
                             <*>EXISTING FUNDAMENTAL</*>              <*>PROPOSED FUNDAMENTAL</*>
                                 <*>RESTRICTIONS</*>                      <*>RESTRICTIONS</*>
-------------------------------------------------------------------------------------------------------
Loan Restriction       The Fund does not lend any funds or      The Series may not make loans, except
Proposal 3(d)          other assets of any Series, except that  through (a) the purchase of debt
                       the Government Income Series' may from   obligations in accordance with the
                       time to time lend the securities it      Series' investment objective and
                       holds to qualified broker-dealers or     policies (b) repurchase agreements with
                       other institutional investors. Such      banks brokers, dealers and other
                       loans shall not exceed ten percent       financial institutions, and (c) loans
                       (10%) of the Government Income Series    of securities as permitted by
                       net assets at the time of the most       applicable law.
                       recent loan and shall be made pursuant
                       to written agreements and shall be
                       continuously secured by collateral in
                       the form of cash, U.S. Government
                       securities, or irrevocable standby
                       letters of credit in an amount equal to
                       at least 102% of the market value at
                       all times of the loaned securities plus
                       the accrued interest and dividends.
                       During the time securities are on loan,
                       the Government Income Series will
                       continue to receive the interest and
                       dividends, or amounts equivalent
                       thereto, on the loaned securities while
                       receiving a fee from the borrower or
                       earning interest on the investment of
                       the cash collateral. The right to
                       terminate the loan will be given to
                       either party subject to appropriate
                       notice. Upon termination of the loan,
                       the borrower will return to the lender
                       securities identical to the loaned
                       securities. The Government Income
                       Series will not have the right to vote
                       securities on loan, but would terminate
                       the loan and retain the right to vote
                       if that were considered important with
                       respect to the investment.
-------------------------------------------------------------------------------------------------------
Underwriting           The Fund does not act as underwriter of  The Series may not underwrite
Restriction            securities issued by other persons       securities issued by others, except to
Proposal 3(e)          except insofar as the Fund may be        the extent that the sale of portfolio
                       technically deemed an underwriter under  securities by the Series may be deemed
                       the federal securities laws in           to be an underwriting.
                       connection with the disposition of
                       portfolio securities.
-------------------------------------------------------------------------------------------------------


                                  Appendix B-2

-------------------------------------------------------------------------------------------------------
                             <*>EXISTING FUNDAMENTAL</*>              <*>PROPOSED FUNDAMENTAL</*>
                                 <*>RESTRICTIONS</*>                      <*>RESTRICTIONS</*>
-------------------------------------------------------------------------------------------------------
Real Estate and Oil    The Fund does not acquire, lease or      The Series may not purchase, hold or
and Gas                hold real estate except such as may be   deal in real estate, although the
Proposal 3(f)          necessary or advisable for the           Series may purchase and sell securities
                       maintenance of offices.                  that are secured by real estate or
                                                                interests therein, securities of real
                       The Fund does not invest in oil, gas or  estate investment trusts, and
                       other mineral exploration or             mortgage-related securities and may
                       development programs. However, any       hold and sell real estate acquired by
                       Series may invest in securities which    the Series as a result of the ownership
                       are secured by real estate or real       of securities.
                       estate mortgages; securities of issuers
                       which invest or deal in real estate
                       mortgages and securities of issuers
                       which invest in or sponsor oil, gas, or
                       other mineral exploration, provided
                       such securities meet the criteria set
                       forth under "Investment Objectives and
                       Policies" in the Prospectus.
-------------------------------------------------------------------------------------------------------
Commodities Proposal   The Fund does not purchase or sell       The Series may not invest in
3(g)                   commodities or commodity contracts       commodities or commodity contracts,
                       including future contracts.              except that the Series may invest in
                                                                currency and financial instruments and
                       The Fund does not write or purchase      contracts that are commodities or
                       from others, put and call options or     commodity contracts.
                       any combination thereof.
-------------------------------------------------------------------------------------------------------
Senior Securities      The Fund does not issue senior           The Series may not issue senior
Proposal 3(h)          securities.                              securities to the extent such issuance
                                                                would violate applicable law.
-------------------------------------------------------------------------------------------------------
Short Sales of         The Fund does not make short sales of                      N/A
Securities Proposal    securities.
3(i)
-------------------------------------------------------------------------------------------------------
Exercise Control or    The Fund does not invest in companies                      N/A
Management Proposal    for the purpose of exercising control
3(j)                   or management.
-------------------------------------------------------------------------------------------------------
Investment in other    The Fund does not purchase the                             N/A
Investment Companies   securities of other investment
Proposal 3(k)          companies except pursuant to a plan of
                       merger, consolidation or acquisition or
                       assets approved by the Fund's
                       shareholders.
-------------------------------------------------------------------------------------------------------
Restricted Securities  The Fund does not invest no more than                      N/A
Proposal 3(l)          15% of its net assets in restricted
                       securities for which there are no
                       readily available market quotations, or
                       foreign securities which are not listed
                       on foreign or domestic exchanges,
                       including securities restricted as to
                       disposition under the Federal
                       Securities Laws and repurchase
                       agreements maturing more than seven
                       days from the date of acquisition.
-------------------------------------------------------------------------------------------------------


                                  Appendix B-3

-------------------------------------------------------------------------------------------------------
                             <*>EXISTING FUNDAMENTAL</*>              <*>PROPOSED FUNDAMENTAL</*>
                                 <*>RESTRICTIONS</*>                      <*>RESTRICTIONS</*>
-------------------------------------------------------------------------------------------------------
Continuous Operation   The Fund does not purchase securities                      N/A
Proposal 3(m)          issued by a corporation which has not
                       been in continuous operation for three
                       years, but such period may include the
                       operation of a predecessor.
-------------------------------------------------------------------------------------------------------
Foreign Securities     The Fund does not invest in foreign                        N/A
Proposal 3(n)          securities
-------------------------------------------------------------------------------------------------------
Officer, Director,     The Fund does not purchase or retain                       N/A
Portfolio Manager      securities of any issuer if any officer
Ownership Proposal     or director of the Fund or of its
3(o)                   investment manager own individually
                       more than one-half of one percent ( 1/2
                       of 1%) of the securities of that
                       issuer, and collectively the officers
                       and directors of the Fund and
                       investment manager together own more
                       than 5% of the securities of that
                       issuer.
-------------------------------------------------------------------------------------------------------
Warrants Proposal      The Fund does not purchase warrants.                       N/A
3(p)
-------------------------------------------------------------------------------------------------------


                                  Appendix B-4

PROXY VOTING BALLOT

                            SM&R CAPITAL FUNDS, INC.

                AMERICAN NATIONAL GOVERNMENT INCOME FUND SERIES

                 SPECIAL SHAREHOLDERS' MEETING ON MAY 28, 1998

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints EDWIN K. NOLAN and MICHAEL W. McCROSKEY, and each of them, as proxies with full power of substitution, and hereby authorizes each of them to represent and to vote, as designated below, all the shares of American National Government Income Fund Series that the undersigned is entitled to vote at the special meeting of shareholders to be held in Galveston, Texas, on Thursday, May 28, 1998, and at any postponement or adjournment thereof for each of the Proposals contained in the Proxy Statement.

You are encouraged to specify your choices by marking the appropriate boxes by each Proposal presented. YOU NEED NOT MARK ANY BOXES IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS. IF YOU SIGN THIS FORM WITHOUT CHECKING A BOX WITH RESPECT TO THE PROPOSALS LISTED BELOW, THE TIMELY RETURN OF THIS PROXY VOTING BALLOT WILL BE DEEMED AN INSTRUCTION TO VOTE IN FAVOR OF THE PROPOSALS. THE NAMED PROXIES CANNOT VOTE YOUR SHARES UNLESS YOU SIGN AND RETURN THIS PROXY VOTING BALLOT IN THE ENVELOPE PROVIDED. In their discretion, the named proxies will vote on such other business as is properly brought before the meeting and any adjournment or adjournments thereof.

                          YOUR VOTE IS IMPORTANT TO US

           THANK YOU FOR TAKING THE TIME TO VOTE THIS PROXY BALLOT!!!

VOTE ON PROPOSALS (The Board of Directors recommends a vote FOR Items 1, 2 and
3.)

1. To ratify the appointment of Tait, Weller & Baker as independent auditors for the Fund.

       / /  FOR                 / /  AGAINST                 / /  ABSTAIN

2.  To approve certain amendments to the Fund's Articles of Incorporation.

       / /  FOR                 / /  AGAINST                 / /  ABSTAIN

3. To approve amending, restating or eliminating the Government Income Fund Series' fundamental investment restrictions as described in Proposal 3 of the Proxy Statement:

  Mark one of the boxes below to vote on the entire slate of Proposal 3 in the aggregate.

              / /  FOR          / /  AGAINST          / /  ABSTAIN

              STOP HERE AND SIGN ON THE REVERSE SIDE, AS DIRECTED

   UNLESS YOU WOULD LIKE TO VOTE ON EACH ELEMENT OF PROPOSAL 3 INDIVIDUALLY.

          A VOTE "FOR" THE ENTIRE SLATE OF PROPOSAL 3 IN THE AGGREGATE COUNTS AS A VOTE "FOR" EACH PROPOSED ELEMENT, REGARDLESS OF
           WHETHER YOU VOTE ON AN ELEMENT OF PROPOSAL 3 INDIVIDUALLY.

To vote on each amendment, restatement or elimination separately:

    3(a) Proposed Change in Restriction Regarding Issuer Diversification:

              / /  FOR          / /  AGAINST          / /  ABSTAIN

    3(b) Proposed Change in Restriction Regarding Concentration of Investments:

              / /  FOR          / /  AGAINST          / /  ABSTAIN

    3(c) Proposed Changes in Restriction Regarding Borrowing, Margin Purchasing, and Pledging or Mortgaging Assets:

              / /  FOR          / /  AGAINST          / /  ABSTAIN

    3(d) Proposed Change in Restriction Regarding Lending:

              / /  FOR          / /  AGAINST          / /  ABSTAIN

    3(e) Proposed Change in Restriction Regarding Underwriting of Securities:

              / /  FOR          / /  AGAINST          / /  ABSTAIN

    3(f) Proposed Change in Restrictions Regarding Real Estate Investments:

              / /  FOR          / /  AGAINST          / /  ABSTAIN

    3(g) Proposed Change in Restriction Regarding Investment in Commodities:

              / /  FOR          / /  AGAINST          / /  ABSTAIN

    3(h) Proposed Change in Restriction Regarding Issuance of Senior Securities:

              / /  FOR          / /  AGAINST          / /  ABSTAIN

    3(i) Proposed Change in Restriction Regarding Short Sales of Securities:

              / /  FOR          / /  AGAINST          / /  ABSTAIN

    3(j) Proposed Change in Restriction Regarding Investing to Exercise Control or Management:

              / /  FOR          / /  AGAINST          / /  ABSTAIN

    3(k) Proposed Change in Restriction Regarding Investing in Other Investment
       Companies:

              / /  FOR          / /  AGAINST          / /  ABSTAIN

    3(l) Proposed Change in Restriction Regarding Investment in Restricted
       Securities:

              / /  FOR          / /  AGAINST          / /  ABSTAIN

    3(m) Proposed Change in Restriction Regarding Investments in Companies Based on a Company's Years in Continuous Operation:

              / /  FOR          / /  AGAINST          / /  ABSTAIN

    3(n) Proposed Change in Restriction Regarding Investment in Foreign
       Securities:

              / /  FOR          / /  AGAINST          / /  ABSTAIN

    3(o) Proposed Change in Restriction Regarding Purchasing Securities in Which
       Certain Affiliated Persons Also Invest:

              / /  FOR          / /  AGAINST          / /  ABSTAIN

    3(p) Proposed Change in Restriction Regarding Investments in Warrants:

              / /  FOR          / /  AGAINST          / /  ABSTAIN

4. To act on such other matters as may properly come before the meeting or any adjournment thereof.

________________________________________________________________________________

I HEREBY REVOKE ANY AND ALL PROXIES WITH RESPECT TO SHARES OF THE FUND HERETOFORE GIVEN BY ME. I ACKNOWLEDGE RECEIPT OF THE PROXY STATEMENT DATED MAY 12, 1998. THIS PROXY VOTING BALLOT MAY BE REVOKED AT ANY TIME PRIOR TO THE MEETING BY NOTIFYING THE SECRETARY OF THE FUND IN WRITING.

Date:______________________________________

______________________________________________________

          Signature of Owner

______________________________________________________

Signature of Co-Owner (if account held
               jointly)

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME OR NAMES APPEAR ON THE PROXY VOTING BALLOT. JOINT OWNERS MUST EACH SIGN THE PROXY VOTING BALLOT TO HAVE YOUR VOTE COUNT. WHEN SIGNING AS A FIDUCIARY (IE. ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE, OR GUARDIAN), GIVE THE FULL TITLE AS TO THE CAPACITY IN WHICH YOU ARE SIGNING.

PROXY VOTING BALLOT

                            SM&R CAPITAL FUNDS, INC.

                     AMERICAN NATIONAL TAX FREE FUND SERIES

                 SPECIAL SHAREHOLDERS' MEETING ON MAY 28, 1998

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints EDWIN K. NOLAN and MICHAEL W. McCROSKEY, and each of them, as proxies with full power of substitution, and hereby authorizes each of them to represent and to vote, as designated below, all the shares of American National Tax Free Fund Series that the undersigned is entitled to vote at the special meeting of shareholders to be held in Galveston, Texas, on Thursday, May 28, 1998, and at any postponement or adjournment thereof for each of the Proposals contained in the Proxy Statement.

You are encouraged to specify your choices by marking the appropriate boxes by each Proposal presented. YOU NEED NOT MARK ANY BOXES IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS. IF YOU SIGN THIS FORM WITHOUT CHECKING A BOX WITH RESPECT TO THE PROPOSALS LISTED BELOW, THE TIMELY RETURN OF THIS PROXY VOTING BALLOT WILL BE DEEMED AN INSTRUCTION TO VOTE IN FAVOR OF THE PROPOSALS. THE NAMED PROXIES CANNOT VOTE YOUR SHARES UNLESS YOU SIGN AND RETURN THIS PROXY VOTING BALLOT IN THE ENVELOPE PROVIDED. In their discretion, the named proxies will vote on such other business as is properly brought before the meeting and any adjournment or adjournments thereof.

                          YOUR VOTE IS IMPORTANT TO US

           THANK YOU FOR TAKING THE TIME TO VOTE THIS PROXY BALLOT!!!

VOTE ON PROPOSALS (The Board of Directors recommends a vote FOR Items 1, 2 and
3.)

1. To ratify the appointment of Tait, Weller & Baker as independent auditors for the Fund.

       / /  FOR                 / /  AGAINST                 / /  ABSTAIN

2.  To approve certain amendments to the Fund's Articles of Incorporation.

       / /  FOR                 / /  AGAINST                 / /  ABSTAIN

3. To approve amending, restating or eliminating the Tax Free Fund Series' fundamental investment restrictions as described in Proposal 3 of the Proxy
    Statement:

  Mark one of the boxes below to vote on the entire slate of Proposal 3 in the aggregate.

              / /  FOR          / /  AGAINST          / /  ABSTAIN

              STOP HERE AND SIGN ON THE REVERSE SIDE, AS DIRECTED

   UNLESS YOU WOULD LIKE TO VOTE ON EACH ELEMENT OF PROPOSAL 3 INDIVIDUALLY.

          A VOTE "FOR" THE ENTIRE SLATE OF PROPOSAL 3 IN THE AGGREGATE COUNTS AS A VOTE "FOR" EACH PROPOSED ELEMENT, REGARDLESS OF
           WHETHER YOU VOTE ON AN ELEMENT OF PROPOSAL 3 INDIVIDUALLY.

To vote on each amendment, restatement or elimination separately:

    3(a) Proposed Change in Restriction Regarding Issuer Diversification:

              / /  FOR          / /  AGAINST          / /  ABSTAIN

    3(b) Proposed Change in Restriction Regarding Concentration of Investments:

              / /  FOR          / /  AGAINST          / /  ABSTAIN

    3(c) Proposed Changes in Restriction Regarding Borrowing, Margin Purchasing, and Pledging or Mortgaging Assets:

              / /  FOR          / /  AGAINST          / /  ABSTAIN

    3(d) Proposed Change in Restriction Regarding Lending:

              / /  FOR          / /  AGAINST          / /  ABSTAIN

    3(e) Proposed Change in Restriction Regarding Underwriting of Securities:

              / /  FOR          / /  AGAINST          / /  ABSTAIN

    3(f) Proposed Change in Restrictions Regarding Real Estate Investments:

              / /  FOR          / /  AGAINST          / /  ABSTAIN

    3(g) Proposed Change in Restriction Regarding Investment in Commodities:

              / /  FOR          / /  AGAINST          / /  ABSTAIN

    3(h) Proposed Change in Restriction Regarding Issuance of Senior Securities:

              / /  FOR          / /  AGAINST          / /  ABSTAIN

    3(i) Proposed Change in Restriction Regarding Short Sales of Securities:

              / /  FOR          / /  AGAINST          / /  ABSTAIN

    3(j) Proposed Change in Restriction Regarding Investing to Exercise Control or Management:

              / /  FOR          / /  AGAINST          / /  ABSTAIN

    3(k) Proposed Change in Restriction Regarding Investing in Other Investment
       Companies:

              / /  FOR          / /  AGAINST          / /  ABSTAIN

    3(l) Proposed Change in Restriction Regarding Investment in Restricted
       Securities:

              / /  FOR          / /  AGAINST          / /  ABSTAIN

    3(m)Proposed Change in Restriction Regarding Investments in Companies Based on a Company's Years in Continuous Operation:

              / /  FOR          / /  AGAINST          / /  ABSTAIN

    3(n) Proposed Change in Restriction Regarding Investment in Foreign
       Securities:

              / /  FOR          / /  AGAINST          / /  ABSTAIN

    3(o) Proposed Change in Restriction Regarding Purchasing Securities in Which
       Certain Affiliated Persons Also Invest:

              / /  FOR          / /  AGAINST          / /  ABSTAIN

    3(p) Proposed Change in Restriction Regarding Investments in Warrants:

              / /  FOR          / /  AGAINST          / /  ABSTAIN

4. To act on such other matters as may properly come before the meeting or any adjournment thereof.

________________________________________________________________________________

I HEREBY REVOKE ANY AND ALL PROXIES WITH RESPECT TO SHARES OF THE FUND HERETOFORE GIVEN BY ME. I ACKNOWLEDGE RECEIPT OF THE PROXY STATEMENT DATED MAY 12, 1998. THIS PROXY VOTING BALLOT MAY BE REVOKED AT ANY TIME PRIOR TO THE MEETING BY NOTIFYING THE SECRETARY OF THE FUND IN WRITING.

Date:______________________________________

______________________________________________________

          Signature of Owner

______________________________________________________

Signature of Co-Owner (if account held
               jointly)

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME OR NAMES APPEAR ON THE PROXY VOTING BALLOT. JOINT OWNERS MUST EACH SIGN THE PROXY VOTING BALLOT TO HAVE YOUR VOTE COUNT. WHEN SIGNING AS A FIDUCIARY (IE. ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE, OR GUARDIAN), GIVE THE FULL TITLE AS TO THE CAPACITY IN WHICH YOU ARE SIGNING.

PROXY VOTING BALLOT

                            SM&R CAPITAL FUNDS, INC.

                     AMERICAN NATIONAL PRIMARY FUND SERIES

                 SPECIAL SHAREHOLDERS' MEETING ON MAY 28, 1998

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints EDWIN K. NOLAN and MICHAEL W. McCROSKEY, and each of them, as proxies with full power of substitution, and hereby authorizes each of them to represent and to vote, as designated below, all the shares of American National Primary Fund Series that the undersigned is entitled to vote at the special meeting of shareholders to be held in Galveston, Texas, on Thursday, May 28, 1998, and at any postponement or adjournment thereof for each of the Proposals contained in the Proxy Statement.

You are encouraged to specify your choices by marking the appropriate boxes by each Proposal presented. YOU NEED NOT MARK ANY BOXES IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS. IF YOU SIGN THIS FORM WITHOUT CHECKING A BOX WITH RESPECT TO THE PROPOSALS LISTED BELOW, THE TIMELY RETURN OF THIS PROXY VOTING BALLOT WILL BE DEEMED AN INSTRUCTION TO VOTE IN FAVOR OF THE PROPOSALS. THE NAMED PROXIES CANNOT VOTE YOUR SHARES UNLESS YOU SIGN AND RETURN THIS PROXY VOTING BALLOT IN THE ENVELOPE PROVIDED. In their discretion, the named proxies will vote on such other business as is properly brought before the meeting and any adjournment or adjournments thereof.

                          YOUR VOTE IS IMPORTANT TO US

           THANK YOU FOR TAKING THE TIME TO VOTE THIS PROXY BALLOT!!!

VOTE ON PROPOSALS (The Board of Directors recommends a vote FOR Items 1, 2 and
3.)

1. To ratify the appointment of Tait, Weller & Baker as independent auditors for the Fund.

       / /  FOR                 / /  AGAINST                 / /  ABSTAIN

2.  To approve certain amendments to the Fund's Articles of Incorporation.

       / /  FOR                 / /  AGAINST                 / /  ABSTAIN

3. To approve amending, restating or eliminating the Primary Fund Series' fundamental investment restrictions as described in Proposal 3 of the Proxy
    Statement:

  Mark one of the boxes below to vote on the entire slate of Proposal 3 in the aggregate.

              / /  FOR          / /  AGAINST          / /  ABSTAIN

              STOP HERE AND SIGN ON THE REVERSE SIDE, AS DIRECTED

   UNLESS YOU WOULD LIKE TO VOTE ON EACH ELEMENT OF PROPOSAL 3 INDIVIDUALLY.

          A VOTE "FOR" THE ENTIRE SLATE OF PROPOSAL 3 IN THE AGGREGATE COUNTS AS A VOTE "FOR" EACH PROPOSED ELEMENT, REGARDLESS OF
           WHETHER YOU VOTE ON AN ELEMENT OF PROPOSAL 3 INDIVIDUALLY.

To vote on each amendment, restatement or elimination separately:

    3(a) Proposed Change in Restriction Regarding Issuer Diversification:

              / /  FOR          / /  AGAINST          / /  ABSTAIN

    3(b) Proposed Change in Restriction Regarding Concentration of Investments:

              / /  FOR          / /  AGAINST          / /  ABSTAIN

    3(c) Proposed Changes in Restriction Regarding Borrowing, Margin Purchasing, and Pledging or Mortgaging Assets:

              / /  FOR          / /  AGAINST          / /  ABSTAIN

    3(d) Proposed Change in Restriction Regarding Lending:

              / /  FOR          / /  AGAINST          / /  ABSTAIN

    3(e) Proposed Change in Restriction Regarding Underwriting of Securities:

              / /  FOR          / /  AGAINST          / /  ABSTAIN

    3(f) Proposed Change in Restrictions Regarding Real Estate Investments:

              / /  FOR          / /  AGAINST          / /  ABSTAIN

    3(g) Proposed Change in Restriction Regarding Investment in Commodities:

              / /  FOR          / /  AGAINST          / /  ABSTAIN

    3(h) Proposed Change in Restriction Regarding Issuance of Senior Securities:

              / /  FOR          / /  AGAINST          / /  ABSTAIN

    3(i) Proposed Change in Restriction Regarding Short Sales of Securities:

              / /  FOR          / /  AGAINST          / /  ABSTAIN

    3(j) Proposed Change in Restriction Regarding Investing to Exercise Control or Management:

              / /  FOR          / /  AGAINST          / /  ABSTAIN

    3(k) Proposed Change in Restriction Regarding Investing in Other Investment
       Companies:

              / /  FOR          / /  AGAINST          / /  ABSTAIN

    3(l) Proposed Change in Restriction Regarding Investment in Restricted
       Securities:

              / /  FOR          / /  AGAINST          / /  ABSTAIN

    3(m)Proposed Change in Restriction Regarding Investments in Companies Based on a Company's Years in Continuous Operation:

              / /  FOR          / /  AGAINST          / /  ABSTAIN

    3(n) Proposed Change in Restriction Regarding Investment in Foreign
       Securities:

              / /  FOR          / /  AGAINST          / /  ABSTAIN

    3(o) Proposed Change in Restriction Regarding Purchasing Securities in Which
       Certain Affiliated Persons Also Invest:

              / /  FOR          / /  AGAINST          / /  ABSTAIN

    3(p) Proposed Change in Restriction Regarding Investments in Warrants:

              / /  FOR          / /  AGAINST          / /  ABSTAIN

4. To act on such other matters as may properly come before the meeting or any adjournment thereof.

________________________________________________________________________________

I HEREBY REVOKE ANY AND ALL PROXIES WITH RESPECT TO SHARES OF THE FUND HERETOFORE GIVEN BY ME. I ACKNOWLEDGE RECEIPT OF THE PROXY STATEMENT DATED MAY 12, 1998. THIS PROXY VOTING BALLOT MAY BE REVOKED AT ANY TIME PRIOR TO THE MEETING BY NOTIFYING THE SECRETARY OF THE FUND IN WRITING.

Date:______________________________________

______________________________________________________

          Signature of Owner

______________________________________________________

Signature of Co-Owner (if account held
               jointly)

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME OR NAMES APPEAR ON THE PROXY VOTING BALLOT. JOINT OWNERS MUST EACH SIGN THE PROXY VOTING BALLOT TO HAVE YOUR VOTE COUNT. WHEN SIGNING AS A FIDUCIARY (IE. ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE, OR GUARDIAN), GIVE THE FULL TITLE AS TO THE CAPACITY IN WHICH YOU ARE SIGNING.